ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                       $696,662,000 (APPROXIMATE BALANCE)           MAY 9, 2003
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-C1


APPROXIMATE SECURITIES STRUCTURE:
---------------------------------

                                                      EXPECTED
          EXPECTED    APPROXIMATE       EXPECTED      WEIGHTED      EXPECTED
           RATING    FACE/NOTIONAL       CREDIT       AVERAGE       PAYMENT
          MOODY'S/      AMOUNT           SUPPORT       LIFE         WINDOW
 CLASS       S&P         (MM)          (% OF UPB)     (YEARS)(a)      (a)
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
--------------------------------------------------------------------------------
 A-1       Aaa/AAA       214.8           19.000%         5.70      06/03-05/12
 A-2       Aaa/AAA       392.6           19.000%         9.61      05/12-04/13
 B          Aa2/AA        39.4           15.250%         9.86      04/13-04/13
 C         Aa3/AA-        11.8           14.125%         9.94      04/13-05/13
 D           A2/A         22.3           12.000%         9.95      05/13-05/13
 E          A3/A-         15.8           10.500%         9.95      05/13-05/13
--------------------------------------------------------------------------------
PRIVATELY OFFERED CLASSES (B)
--------------------------------------------------------------------------------
 X-1(c)    Aaa/AAA     1,050.9               N/A
 X-2(c)    Aaa/AAA     1,005.6               N/A
 A-1A      Aaa/AAA       243.9           19.000%
 F        Baa1/BBB+       11.8            9.375%
 G         Baa2/BBB       11.8            8.250%
 H        Baa3/BBB-       11.8            7.125%
 J         Ba1/BB+        22.3            5.000%
 K          Ba2/BB        10.5            4.000%
 L         Ba3/BB-         7.9            3.250%
 M          B1/B+          5.3            2.750%
 N           B2/B          7.9            2.000%
 O          B3/B-          2.6            1.750%
 P         Caa2/CCC        5.3            1.250%
 Q            NR          13.1             --
            TOTAL     $1,050.9
         SECURITIES:
--------------------------------------------------------------------------------
(a)      Calculated at 0% CPR, assuming no balloon payment extension.
(b)      Not offered hereby.
(c)      Notional amount of interest only class.


KEY FEATURES:
-------------
Co-Lead Managers:    Goldman, Sachs & Co.
                     Morgan Stanley & Co. Incorporated
                     Deutsche Bank Securities Inc.

Originators:         GMAC Commercial Mortgage Corporation
                     ("GMACCM") (40.6%)
                     German American Capital Corporation
                     ("GACC") (34.9%)
                     Morgan Stanley Mortgage Capital Inc.
                     ("MSMC") (14.2%)
                     Archon Financial ("Archon") (10.4%)

Collateral:          103 Mortgage Loans ($1,050,901,642)

Master Servicer:     GMACCM

Special Servicer:    GMACCM

Trustee:             LaSalle Bank National Association

Pricing:             May 2003

Closing:             May 2003

Cut-Off Date:        May 1st and 5th 2003

Distribution Date:   10th of each month, or following business
                     day (commencing June 10, 2003)

Payment Delay:       9 days

ERISA Eligible:      Classes A-1, A-2, A-1A, B, C, D and E are expected to be
                     ERISA eligible subject to certain conditions for eligibility.

Structure:           Sequential pay

Day Count:           30/360

Tax Treatment:       REMIC

Rated Final
Distribution Date:   May 2036

Clean up Call:       1.0%

Minimum              Publicly Offered Classes: $25,000 & $1
Denominations:

Delivery:            DTC for publicly offered classes

================================================================================

COLLATERAL FACTS (A):
---------------------
Cut-Off Date Loan Principal Balance:
                                                $1,050,901,642
Number of Mortgage Loans / Properties:                 103/133
Average Mortgage Loan Cut-Off Date Balance:        $10,202,929
Weighted Average Current Mortgage Rate:                 5.901%
Weighted Average Loan Underwritten DSCR (a) (b):         1.54x
Weighted  Average  Loan  Cut-Off  Date LTV Ratio         69.5%
(a) (b):
Weighted Average Loan Balloon LTV Ratio (a) (b):         58.6%
Weighted  Average  Remaining  Term  to  Maturity         113.5
date (months):
Weighted  Average  Remaining  Amortization  Term         348.4
(months):
Prepayment Lockout / Defeasance as % of Total:           99.7%
Balloon Loans as % of Total:                             96.9%
Single Largest Asset as % of Total:                       5.7%
Five Largest Assets as % of Total:                       24.9%
Ten Largest Assets as % of Total:                        39.8%

(a) One (1) Mortgage Loan representing approximately 5.37% of the total pool is a senior interest ("A-1 Note") that has a pari passu loan ("A-2 Note" and together with the A-1 Note, "A Notes") and a junior loan ("B Note"), all secured by the same mortgaged property. All Loan-to Value ("LTV") and Debt Service Coverage Ratios ("DSCR") numbers are based on the A Notes unless otherwise noted.
(b) All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan.


TEN LARGEST LOANS:
------------------
                                        % BY           UW
                                        LOAN    LTV  DSCR PROPERTY TYPE
                         CUT-OFF DATE   POOL
LOAN                       BALANCE      UPB
----------------------------------------------------------------------
Oakbrook Center (a)      $59,572,416   5.67%   53.79% 1.89x    Anchored Retail

3535 Market Street        58,767,308   5.59    74.39  1.40     Office

Chandler Fashion Center   56,461,243   5.37    41.00  2.93     Anchored Retail

ARC Portfolio             47,152,530   4.49    70.80  1.33     Manufact. Housing

Renaissance at Columbia   39,500,000   3.76    68.71  1.33     Industrial
Gateway

Towne Center Plaza        36,963,166   3.52    66.85  1.64     Anchored Retail

Norwest Woods Apartments  33,358,286   3.17    77.04  1.44     Multifamily

Empirian at North Ridge   32,186,812   3.06    74.98  1.50     Multifamily

Fairway Preserve at Olde  29,300,000   2.79    76.50  1.20     Multifamily
Cypress

Village Park Apartments   25,043,609   2.38    75.89  1.30     Multifamily
                         -----------  -----
  TOTAL/WTD. AVG.        $418,305,370 39.80%   65.84% 1.67X
----------------------------------------------------------------------

(a) The subject $60mm loan represents one of four pari passu companion loans totaling $240mm. All LTV and DSCR numbers are based on the total financing unless otherwise noted.
(b) The cut-off date balance represents the A-1 Note portion of the loan.


SELECTED LOAN DATA:
-------------------


                   NUMBER OF    LOAN POOL CUT-OFF DATE BALANCE
GEOGRAPHIC         MORTGAGED    ----------------------------------
DISTRIBUTION       PROPERTIES   (MM)   % BY UPB   WTD. AVG. UWDSCR
------------------------------------------------------------------
California             21     $155.7     14.82%        1.43x
Pennsylvania            9      101.1      9.62         1.42
Arizona                 4       83.7      7.96         2.42
Illinois                3       79.8      7.60         1.79
Florida                 8       70.3      6.69         1.29
Maryland                7       68.2      6.49         1.47
North Carolina          8       64.5      6.13         1.60
Other (a)              73      427.6     40.69         1.43
                       --      -----     -----         ----
  TOTAL / WTD. AVG    133   $1,050.9    100.00%        1.54X
-----------------------------------------------------------------

(a) Includes 22 states.




                   NUMBER OF    LOAN POOL CUT-OFF DATE BALANCE
                   MORTGAGED    ----------------------------------
PROPERTY TYPE      PROPERTIES   (MM)   % BY UPB   WTD. AVG. UWDSCR
------------------------------------------------------------------
Anchored Retail        37     $395.2     37.61%        1.75x
Multifamily (a)        58      305.4     29.06         1.37
Office                 23      213.1     20.27         1.43
Industrial             10       98.6      9.39         1.46
Hospitality             1       17.9      1.70         1.52
Parking Garage          1       11.5      1.09         1.52
Unanchored Retail       2        8.2      0.78         1.30
Self Storage            1        1.0      0.10         3.26
                      ---   --------  --------         ----
  TOTAL / WTD. AVG    133   $1,050.9    100.00%        1.54X
-----------------------------------------------------------------

(a) Includes 23 manufactured housing community properties which account for approximately 5.53% of the total pool.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


--------------------------------------------------------------------------------
                             MORTGAGE POOL OVERVIEW
--------------------------------------------------------------------------------


COLLATERAL FACTS                                              LOAN GROUP 1               LOAN GROUP 2             AGGREGATE POOL
----------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Loan Principal Balance:                          $807,007,194               $243,894,448             $1,050,901,642
----------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans / Properties (a):                         77 / 96                    27 / 37                  103 / 133
----------------------------------------------------------------------------------------------------------------------------------
Average Mortgage Loan Cut-Off Date Balance:                    $10,480,613                 $9,033,128                $10,202,929
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average Current Mortgage Rate:                             5.868%                     6.010%                     5.901%
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average Loan U/W DSCR:                                      1.60x                      1.35x                      1.54x
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average Loan Cut-Off Date LTV Ratio:                       67.61%                     75.58%                     69.46%
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity Date (months):           115.1                      108.0                      113.5
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Amortization Term (months):               347.2                      352.1                      348.4
----------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance as % of Total:                                  99.9%                      99.2%                      99.7%
----------------------------------------------------------------------------------------------------------------------------------
Balloon Loans as a % of Total:                                       96.6%                      97.9%                      96.9%
----------------------------------------------------------------------------------------------------------------------------------
Single Largest Asset as % of Total:                                   7.4%                      13.7%                       5.7%
----------------------------------------------------------------------------------------------------------------------------------
Five Largest Assets as % of Total:                                   31.1%                      56.9%                      24.9%
----------------------------------------------------------------------------------------------------------------------------------
Ten Largest Assets as % of Total:                                    43.2%                      76.6%                      39.8%
----------------------------------------------------------------------------------------------------------------------------------

(a) Loan Group 1 contains certain properties of the ARC Portfolio Loan and Loan Group 2 contains certain other properties of the ARC Portfolio Loan. These properties are counted as one mortgage loan in each of the two loan groups therefore the sum of the number of mortgage loans in Loan Group 1 and Loan Group 2 does not equal the aggregate total number of mortgage loans.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o Loan Group 1 is comprised of 76 loans and certain properties from the ARC Portfolio Loan. Loan Group 2 is comprised of 26 loans and certain other properties from the ARC Portfolio Loan. For purposes of allocating collections between Loan Group 1 and Loan Group 2, the ARC Portfolio Loan will be assumed to consist of multiple loans related to each property securing the ARC Portfolio Loan (each, an "Allocated Mortgage Loan"). Each Allocated Mortgage Loan has an allocated loan amount and annual debt service amount associated with it. All payments received will be allocated either to Loan Group 1 or Loan Group 2.

o Generally, the Available Distribution Amount related to Loan Group 1 will be used to pay interest and principal to A-1 and A-2 (sequentially with respect to principal) until paid in full, then to pay interest and principal to A-1A until paid in full. Generally, the Available Distribution Amount related to Loan Group 2 will be used to pay interest and principal to A-1A until paid in full, then to pay interest and principal to A-1 and A-2 (sequentially with respect to principal) until paid in full.

o After A-1, A-2 and A-1A are paid in full, the remaining Available Distribution Amount related to both groups will be used to pay interest and principal sequentially to B, C, D, E, F, G, H, J, K, L, M, N, O, P and Q.

o Each class will be subordinate to the Class A-1, A-2, A-1A, X-1 and X-2 certificates and to each principal balance class with an earlier alphabetical designation than such class. Each of the Class A-1, A-2, A-1A, X-1 and X-2 certificates will be of equal priority.

o     All classes will pay interest on a 30/360 basis.

o Principal losses will be allocated in reverse alphabetical order to the Class Q, P, O, N, M, L, K, J, H, G, F, E, D, C, and B certificates, and then pro-rata to the Class A-1, A-2 and A-1A certificates regardless of Loan Group.

o The Master Servicer will cover net prepayment interest shortfalls on the loans provided that with respect to any loans with due dates on the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the master servicing fee equal to 2 basis points per annum. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other compensating interest payments from the master servicing fee) will be allocated pro-rata (based on interest entitlements) to all regular certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding principal balance certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the Class X-1 and, in certain circumstances, X-2 certificates.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (a)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:
----------------------------------

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related certificates then entitled to principal distributions and the Class X-1 certificate as follows:

o A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the certificates then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction the numerator of which is the amount of principal distributed to such class that was collected from the same group as the prepayment premium, and the denominator of which is the total amount of principal collected from the same group as the prepayment premium (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the class of certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the discount rate.

              ------------------------------------------------------------------
                Prepayment                 (Pass-Through Rate - Discount Rate)
                Premium Allocation    =    -----------------------------------
                Percentage                 (Mortgage Rate - Discount Rate)
              ----------------------------- ---- -------------------------------
o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X-1 certificate.

o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the certificates then entitled to principal distributions relative to the Class X-1 certificate as discount rates decrease and a decrease in the allocation to such Classes as discount rates rise.

Allocation of Prepayment Premiums Example
-----------------------------------------
   Discount Rate Fraction Methodology:
   Mortgage Rate                                     =  6%
   Bond Class Rate                                   =  5%
   Treasury Rate (or Applicable Discount Rate)       =  4%
   % of Principal Distributed to Class               =  100%

BOND CLASS ALLOCATION              CLASS X-1 ALLOCATION
----------------------------------------------------------------------------

     5% - 4% x 100%   =   50%      Receives excess premiums = 50%
     -------
     6% - 4%

(a) For further information regarding the allocation of prepayment premiums, refer to the prospectus supplement.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                             PREPAYMENT PROFILE
                                  Prepayment Restrictions Assuming No Prepayment of Principal (a) (b)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE POOL
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            JUNE         JUNE         JUNE         JUNE         JUNE         JUNE        JUNE        JUNE
RESTRICTIONS                          2003         2004         2005         2006         2007         2008        2009        2010
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00       100.00        99.71        99.71        99.71        98.05       99.68       99.67
> of YM or 1%                         0.00         0.00         0.29         0.29         0.29         0.31        0.32        0.33
Open                                  0.00         0.00         0.00         0.00         0.00         1.64        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00       100.00       100.00       100.00       100.00       100.00      100.00      100.00
Balance of Mortgage Loans
($mm)                             1,050.90     1,038.53     1,024.19     1,008.92       992.72       919.11      887.19      837.23
% OF CUT-OFF BALANCE                100.00        98.82        97.46        96.01        94.46        87.46       84.42       79.67
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            JUNE         JUNE         JUNE         JUNE         JUNE         JUNE        JUNE        JUNE
RESTRICTIONS                          2011         2012         2013         2014         2015         2016        2017        2018
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance              98.68        89.82       100.00       100.00       100.00       100.00      100.00      100.00
> of YM or 1%                         0.33         0.36         0.00         0.00         0.00         0.00        0.00        0.00
Open                                  0.99         9.82         0.00         0.00         0.00         0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00       100.00       100.00       100.00       100.00       100.00      100.00      100.00
Balance of Mortgage Loans
($mm)                               819.43       748.24        15.69        14.58        13.38        12.11       10.75        9.30
% OF CUT-OFF BALANCE                 77.97        71.20         1.49         1.39         1.27         1.15        1.02        0.89
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            JUNE         JUNE         JUNE         JUNE         JUNE
RESTRICTIONS                          2019         2020         2021         2022         2023
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00       100.00       100.00       100.00         0.00
> of YM or 1%                         0.00         0.00         0.00         0.00         0.00
Open                                  0.00         0.00         0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00       100.00       100.00       100.00         0.00
Balance of Mortgage Loans
($mm)                                 7.76         6.11         4.35         2.47         0.00
% OF CUT-OFF BALANCE                  0.74         0.58         0.41         0.23         0.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                  LOAN GROUP 1
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            JUNE         JUNE        JUNE         JUNE         JUNE         JUNE        JUNE        JUNE
RESTRICTIONS                          2003         2004        2005         2006         2007         2008        2009        2010
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00       100.00       99.88        99.88        99.88        97.80       99.87       99.86
> of YM or 1%                         0.00         0.00        0.12         0.12         0.12         0.13        0.13        0.14
Open                                  0.00         0.00        0.00         0.00         0.00         2.07        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00       100.00      100.00       100.00       100.00       100.00      100.00      100.00
Balance of Mortgage Loans ($mm)     807.01       797.34      786.14       774.20       761.55       727.79      699.18      652.74
% OF CUT-OFF BALANCE                100.00        98.80       97.41        95.94        94.37        90.18       86.64       80.88
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            JUNE         JUNE        JUNE         JUNE         JUNE         JUNE        JUNE        JUNE
RESTRICTIONS                          2011         2012        2013         2014         2015         2016        2017        2018
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance              98.93        91.88      100.00       100.00       100.00       100.00      100.00      100.00
> of YM or 1%                         0.14         0.15        0.00         0.00         0.00         0.00        0.00        0.00
Open                                  0.94         7.97        0.00         0.00         0.00         0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00       100.00      100.00       100.00       100.00       100.00      100.00      100.00
Balance of Mortgage Loans ($mm)     638.68       590.83       12.32        11.45        10.53         9.54        8.49        7.36
% OF CUT-OFF BALANCE                 79.14        73.21        1.53         1.42         1.30         1.18        1.05        0.91
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            JUNE         JUNE        JUNE         JUNE         JUNE
RESTRICTIONS                          2019         2020        2021         2022         2023
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00       100.00      100.00       100.00         0.00
> of YM or 1%                         0.00         0.00        0.00         0.00         0.00
Open                                  0.00         0.00        0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00       100.00      100.00       100.00         0.00
Balance of Mortgage Loans ($mm)       6.16         4.89        3.52         2.06         0.00
% OF CUT-OFF BALANCE                  0.76         0.61        0.44         0.26         0.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          LOAN GROUP 2
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            JUNE         JUNE        JUNE         JUNE         JUNE         JUNE        JUNE        JUNE
RESTRICTIONS                          2003         2004        2005         2006         2007         2008        2009        2010
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00       100.00       99.15        99.15        99.15        98.99       98.99       98.99
> of YM or 1%                         0.00         0.00        0.85         0.85         0.85         1.01        1.01        1.01
Open                                  0.00         0.00        0.00         0.00         0.00         0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00       100.00      100.00       100.00       100.00       100.00      100.00      100.00
Balance of Mortgage Loans ($mm)     243.89       241.19      238.05       234.72       231.17       191.32      188.01      184.49
% OF CUT-OFF BALANCE                100.00        98.89       97.60        96.24        94.78        78.44       77.09       75.64
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            JUNE         JUNE        JUNE         JUNE         JUNE         JUNE        JUNE        JUNE
RESTRICTIONS                          2011         2012        2013         2014         2015         2016        2017        2018
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance              97.81        82.11      100.00       100.00       100.00       100.00      100.00      100.00
> of YM or 1%                         1.01         1.14        0.00         0.00         0.00         0.00        0.00        0.00
Open                                  1.18        16.75        0.00         0.00         0.00         0.00        0.00        0.00
--------------------------------------------------------------------                                                               -
                                                                    ---------------------------------------------------------------
TOTAL                               100.00       100.00      100.00       100.00       100.00       100.00      100.00      100.00
Balance of Mortgage Loans ($mm)     180.75       157.41        3.37         3.12         2.85         2.57        2.26        1.94
% OF CUT-OFF BALANCE                 74.11        64.54        1.38         1.28         1.17         1.05        0.93        0.80
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            JUNE         JUNE        JUNE         JUNE         JUNE
RESTRICTIONS                          2019         2020        2021         2022         2023
------------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance             100.00       100.00      100.00       100.00         0.00
> of YM or 1%                         0.00         0.00        0.00         0.00         0.00
Open                                  0.00         0.00        0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                               100.00       100.00      100.00       100.00         0.00
Balance of Mortgage Loans ($mm)       1.59         1.22        0.83         0.40         0.00
% OF CUT-OFF BALANCE                  0.65         0.50        0.34         0.17         0.00
------------------------------------------------------------------------------------------------------------------------------------

(a) All tables calculated using modeling assumptions as described in the prospectus supplement.

(b)  Differences in totals may exist due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

------------------------------------------------------------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)
   (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE PERIOD AND YIELD MAINTENANCE PERIOD THEN RUN AT THE INDICATED CPRS)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 PREPAYMENT ASSUMPTIONS (CPR)
                         0% CPR                 25% CPR                50% CPR                 75% CPR               100% CPR
---------------- ---------------------- ---------------------- ----------------------- ---------------------- ----------------------
 A-1                       5.70                   5.70                   5.69                    5.69                   5.63
 A-2                       9.61                   9.60                   9.57                    9.54                   9.36
 B                         9.86                   9.86                   9.86                    9.86                   9.64
 C                         9.94                   9.87                   9.86                    9.86                   9.70
 D                         9.95                   9.95                   9.90                    9.86                   9.70
 E                         9.95                   9.95                   9.95                    9.90                   9.70
------------------------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMAITON CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET


                                       WA
                                      0.7%

                                       CA
                                     14.8%

                                       NV
                                      1.0%

                                       UT
                                      1.4%

                                       AZ
                                      8.0%

                                       CO
                                      2.4%

                                       KS
                                      0.5%

                                       OK
                                      0.5%

                                       TX
                                      3.3%

                                       IA
                                      0.8%

                                       MO
                                      0.3%

                                       LA
                                      0.6%

                                       WI
                                      0.5%

                                       IL
                                      7.6%

                                       MS
                                      1.2%

                                       MI
                                      3.6%

                                       IN
                                      1.0%

                                       AL
                                      1.2%

                                       GA
                                      3.9%

                                       FL
                                      6.7%

                                       NY
                                      3.4%

                                       PA
                                      9.6%

                                       VA
                                      3.6%

                                       NC
                                      6.1%

                                       MA
                                      4.6%

                                       CT
                                      0.7%

                                       NJ
                                      4.6%

                                    DE 1.0%

                                       MD
                                      6.5%



                                 Parking Garage
                                      1.1%

                                  Hospitality
                                      1.7%

                               Unanchored Retail
                                      0.8%

                                  Self Storage
                                      0.1%

                                   Industrial
                                      9.4%

                                     Office
                                     20.3%

                                Multifamily (a)
                                     29.1%

                                Anchored Retail
                                     37.6%


(a) Includes 23 manufactured housing community properties which account for approximately 5.5% of the total pool.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                        COLLATERAL DATA - AGGREGATE POOL
--------------------------------------------------------------------------------

DISTRIBUTION OF DSCR
--------------------------------------------------------------------------------
                                                               PERCENTAGE OF
                       NUMBER OF                             AGGREGATE CUT-OFF
RANGE OF DSCR (X)   MORTGAGE LOANS     CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------

1.20 - 1.24x             5                $40,458,048            3.85%
1.25 - 1.29             14                 89,356,184            8.50
1.30 - 1.34             16                212,316,539           20.20
1.35 - 1.39             13                 93,707,894            8.92
1.40 - 1.44             18                188,467,631           17.93
1.45 - 1.49             10                 88,396,613            8.41
1.50 - 1.59             10                 97,775,771            9.30
1.60 - 1.69              6                 49,656,565            4.73
1.70 - 1.89              6                119,119,192           11.33
1.90 - 3.26              5                 71,647,207            6.82
                       ---             --------------          ------
Total                  103             $1,050,901,642          100.00%

--------------------------------------------------------------------------------



DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
CUT-OFF DATE              NUMBER OF                            AGGREGATE CUT-OFF
PRINCIPAL BALANCE ($)  MORTGAGE LOANS    CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------

   941,471 - 1,999,999        8               $12,986,018            1.24%
 2,000,000 - 2,999,999       16                39,786,682            3.79
 3,000,000 - 3,999,999       11                38,502,327            3.66
 4,000,000 - 4,999,999       12                54,241,500            5.16
 5,000,000 - 5,999,999        8                43,472,093            4.14
 6,000,000 - 6,999,999        9                58,808,071            5.60
 7,000,000 - 9,999,999        8                65,653,749            6.25
10,000,000 - 14,999,999      11               129,035,865           12.28
15,000,000 - 24,999,999       9               165,109,967           15.71
25,000,000 - 44,999,999       7               221,351,873           21.06
45,000,000 - 59,572,416       4               221,953,497           21.12
                            ---            --------------          -------
TOTAL                       103            $1,050,901,642          100.00%
--------------------------------------------------------------------------------



DISTRIBUTION OF AMORTIZATION TYPE
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                          NUMBER OF                            AGGREGATE CUT-OFF
AMORTIZATION TYPE      MORTGAGE LOANS    CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------
Amortizing Balloon           84              901,561,432            85.79%
Interest Only, Then
   Amortizing                13              116,790,000            11.11
Fully Amortizing              2               23,647,236             2.25
Hyperamortizing               4                8,902,975             0.85
                            ---           --------------           ------
TOTAL                       103           $1,050,901,642           100.00%
--------------------------------------------------------------------------------



 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------
                                                                PERCENTAGE OF
                      NUMBER OF                               AGGREGATE CUT-OFF
LOCATION         MORTGAGE PROPERTIES    CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------
California                 21              $  155,738,453            14.82%
Pennsylvania                9                 101,137,515             9.62
Arizona                     4                  83,676,609             7.96
Illinois                    3                  79,818,631             7.60
Florida                     8                  70,268,019             6.69
Maryland                    7                  68,215,850             6.49
North Carolina              8                  64,457,460             6.13
New Jersey                  4                  48,718,771             4.64
Massachusetts               2                  48,345,986             4.60
Georgia                     4                  40,720,724             3.87
Michigan                    5                  38,229,047             3.64
Virginia                    5                  37,626,554             3.58
New York                   10                  35,992,478             3.42
Texas                       6                  35,077,864             3.34
Colorado                    5                  24,851,810             2.36
Utah                        3                  14,187,399             1.35
Alabama                     5                  13,071,724             1.24
Mississippi                 2                  12,284,803             1.17
Nevada                      2                  10,910,547             1.04
Indiana                     1                  10,600,000             1.01
Delaware                    2                  10,450,000             0.99
Iowa                        2                   7,990,722             0.76
Washington                  1                   7,071,079             0.67
Connecticut                 2                   7,005,915             0.67
Louisiana                   1                   5,816,333             0.55
Kansas                      4                   5,703,062             0.54
Oklahoma                    4                   5,253,039             0.50
Wisconsin                   2                   4,684,598             0.45
Missouri                    1                   2,996,654             0.29
                          ---              --------------           ------
TOTAL                     133              $1,050,901,642           100.00%
--------------------------------------------------------------------------------



DISTRIBUTION OF LTV RATIOS AT ORIGINATION
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
                          NUMBER OF                            AGGREGATE CUT-OFF
RANGE OF LTV (%)       MORTGAGE LOANS    CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------

35.09 - 49.99%                  6         $   70,307,991              6.69%
50.00 - 54.99                   4             92,025,109              8.76
60.00 - 64.99                   8             64,941,135              6.18
65.00 - 69.99                  13            151,532,426             14.42
70.00 - 74.99                  33            350,864,368             33.39
75.00 - 79.99                  36            311,308,560             29.62
80.00 - 80.07                   3              9,922,054              0.94
                              ---         --------------            ------
TOTAL                         103         $1,050,901,642            100.00%
--------------------------------------------------------------------------------



DISTRIBUTION OF MORTGAGE INTEREST RATE (%)
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
RANGE OF                  NUMBER OF                            AGGREGATE CUT-OFF
MORTGAGE RATES (%)     MORTGAGE LOANS    CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------
5.1000 - 5.4999%              14           $  213,717,772            20.34%
5.5000 - 5.9999               51              453,027,690            43.11
6.0000 - 6.4999               29              271,872,277            25.87
6.5000 - 6.9999                4               22,333,904             2.13
7.0000 - 7.4999                3               80,972,580             7.71
7.5000 - 7.6900                2                8,977,419             0.85
                             ---           --------------           ------
 TOTAL                       103           $1,050,901,642           100.00%
--------------------------------------------------------------------------------



DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------
RANGE OF REMAINING                                               PERCENTAGE OF
AMORTIZATION TERMS        NUMBER OF                            AGGREGATE CUT-OFF
(MOS)                  MORTGAGE LOANS    CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------
235 - 260                    5              $   50,811,353            4.84%
261 - 300                    7                  34,536,428            3.29
301 - 320                    4                  15,957,023            1.52
321 - 340                    6                  19,824,950            1.89
341 - 360                    8               1 929,771,888           88.47
                           ---              --------------          ------
TOTAL                      103              $1,050,901,642          100.00%
--------------------------------------------------------------------------------



DISTRIBUTION OF ORIGINAL TERMS TO MATURITY OR ARD
--------------------------------------------------------------------------------
RANGE OF ORIGINAL                                                PERCENTAGE OF
TERMS TO MATURITY         NUMBER OF                            AGGREGATE CUT-OFF
(MOS)                  MORTGAGE LOANS    CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------
60                            7             $   77,225,889              7.35%
81 - 100                      4                 38,594,485              3.67
101 - 110                     1                  3,289,682              0.31
111 - 120                    89                908,144,350             86.42
181 - 240                     2                 23,647,236              2.25
                            ---             --------------            ------
TOTAL                       103             $1,050,901,642            100.00%
--------------------------------------------------------------------------------



DISTRIBUTION OF REMAINING TERMS TO MATURITY OR ARD
--------------------------------------------------------------------------------
RANGE OF REMAINING                                               PERCENTAGE OF
TERMS TO MATURITY         NUMBER OF                            AGGREGATE CUT-OFF
(MOS)                  MORTGAGE LOANS    CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------
56 - 60                         7          $   77,225,889              7.35%
81 - 90                         4              38,594,485              3.67
91 - 100                        3              12,267,102              1.17
101 - 110                       2              76,452,530              7.27
111 - 120                      85             822,714,400             78.29
181 - 240                       2              23,647,236              2.25
                              ---          --------------            ------
TOTAL                         103          $1,050,901,642            100.00%
--------------------------------------------------------------------------------



DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------
                                                                 PERCENTAGE OF
PREPAYMENT                  NUMBER OF                          AGGREGATE CUT-OFF
PROVISIONS               MORTGAGE LOANS  CUT-OFF DATE BALANCE    DATE BALANCE
--------------------------------------------------------------------------------

Lockout/Defeasance            101           $1,047,826,642           99.71%
Lockout/Greater of YM
    or 1%                       2                3,075,000            0.29
                              ---           --------------          ------
TOTAL                         103           $1,050,901,642          100.00%
--------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                 OAKBROOK CENTER


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                              ORIGINAL                  CUT-OFF DATE
                              --------                  ------------

 BALANCE:                     $60,000,000(1)            $59,572,416

 SHADOW RATING:               A3/A- (Moody's/S&P)

 % OF POOL BY UPB:            5.67%

 ORIGINATION DATE:            October 1, 2002

 ORIGINATOR:                  MSMC

 COUPON:                      5.120%

 INTEREST ACCRUAL:            30/360

 TERM:                        119 months

 AMORTIZATION:                Monthly amortization on a 30-year amortization
                              schedule

 OWNERSHIP INTEREST:          Fee Simple

 PAYMENT DATE:                1st of the month

 MATURITY DATE:               October 1, 2012

 SPONSOR: The Rouse Company and the California Public Employees' Retirement System ("CalPERS")

 BORROWER:                    Oakbrook Shopping Center, LLC, a special purpose,
                              bankruptcy remote entity.

 CALL PROTECTION/LOCKOUT:     Defeasance with U.S. Treasuries permitted at the
                              earlier of (a) October 1, 2005 and (b) 2 years after the last date of securitization of any part of the $240,000,000 loan secured by Oakbrook
                              Center. Not prepayable until 3 months prior to maturity.

 CUT-OFF DATE LOAN PSF:       $148

 UP-FRONT RESERVES:           None

 ONGOING/SPRINGING            Springing reserves for taxes, insurance and
 RESERVES:                    TI/LC(2)

 CASH MANAGEMENT:             Hard Lockbox

 ADDITIONAL SECURED/          None permitted
 MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:    Single Asset

 PROPERTY TYPE:             Anchored Retail

 PROPERTY LOCATION:         Oak Brook, Illinois

 OCCUPANCY:                 94%(3)

 OCCUPANCY AS OF DATE:      September 26, 2002

 YEAR BUILT:                1962

 YEARS RENOVATED:           1971, 1981, 1991, 2001, 2002

 COLLATERAL:                The collateral consists of a two-level open-air mall
                            containing 2,007,920 SF (including 659,812 SF of anchor-owned space), three office buildings totaling
                            240,223 SF, a 113,192 SF hotel and a 17,700 SF movie theater. The mall is anchored by Marshall Field, Nordstrom, Neiman Marcus, Sears, Lord & Taylor and
                            Bloomingdale's Home & Furniture Store.

 PROPERTY MANAGEMENT:       Rouse Property Management, Inc., an affiliate of the
                            sponsor

 APPRAISED VALUE:           $443,000,000

 APPRAISAL VALUE DATE:      October 21, 2002

 CUT-OFF DATE LTV:          53.79%

 BALLOON LTV:               44.33%

 U/W NOI:                   $31,294,421

 U/W NCF:                   $29,629,553

 CURRENT ANNUAL DEBT        $15,672,366
 SERVICE:

 U/W NOI DSCR:              2.00x

 U/W NCF DSCR:             1.89x

--------------------------------------------------------------------------------

(1) The subject $60,000,000 loan represents a 25% pari passu interest in a $240,000,000 loan. All aggregate LTV, DSCR and debt service figures in this table are based on the total $240,000,000 financing.
(2)      See "Reserves" below.
(3) Occupancy is based on the rent roll dated September 26, 2002 giving effect for terms of assignment from Saks Fifth Avenue to Bloomingdale's Home & Furniture Store. As of September 26, 2002, total occupancy of the collateral was 94%, total mall occupancy was 97% and in-line mall occupancy was 94%.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The largest loan (the "Oakbrook Center Loan"), representing approximately 5.67% of the initial pool balance, with a cut-off date principal balance of $59,572,416, is approximately a 10-year balloon loan that has a maturity date of October 1, 2012, and provides for monthly payments of principal and interest. The Oakbrook Center Loan is secured by a first priority mortgage, assignment of leases and rents, security agreement and fixture filings encumbering the borrower's fee ownership interest in the Oakbrook Center Property.

     The Oakbrook Center Loan is one of four pari passu mortgage loans totaling $240,000,000. The other mortgage loans secured by the Oakbrook Center Property ("the Oakbrook Center Companion Loans") are each pari passu in right of payment with the Oakbrook Center Loan. The Oakbrook Center Companion Loans have original principal balances of $84,000,000, $71,000,000 and $25,000,000, respectively, and each has the same interest rate, maturity date and amortization term as the Oakbrook Center Loan. The Oakbrook Center Loan and the Oakbrook Center Companion Loans are serviced pursuant to the pooling and servicing agreement for the 2003-TOP9 securitization dated February 1, 2003, under which the master servicer for the 2003-TOP9 securitization will make advances and remit collections on the Oakbrook Center Loan.

     The Borrower. The borrower under the Oakbrook Center Loan, Oakbrook Shopping Center, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by The Rouse Company and CalPERS. The borrower is 50.51% controlled by The Rouse Company and 49.49% controlled by CalPERS. The Rouse Company is a publicly held real estate development and management company that owns regional retail centers. CalPERS is one of the largest public pension funds in the United States.

     The Property. The property securing the Oakbrook Center Loan (the "Oakbrook Center Property"), located outside Chicago in Oak Brook, Illinois, consists of a 2,379,035 SF, two-level open-air mall anchored by Marshall Field, Nordstrom, Neiman Marcus, Sears, Lord & Taylor and Bloomingdale's Home & Furniture Store, which recently assumed the Saks Fifth Avenue lease. Marshall Field and Sears are not included in the collateral. The components of the Oakbrook Center Property are: anchor stores (1,185,578 Net Rentable Square Foot ("NRSF")), including the Marshall Field and Sears stores), in-line stores (822,342 NRSF), office buildings (240,223 NRSF), a Loews Cineplex (17,700 NRSF) and a hotel (113,192
NRSF). The Oakbrook Center Property is situated on approximately 135 acres (of which 75 acres are included in the collateral) and contains 13,000 parking spaces arrayed in 5 parking decks and surface parking.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants, based on annualized underwritten base rent, of the Oakbrook Center Property:


         TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                            ANNUALIZED
                                                                                             U/W BASE     % OF TOTAL
                               CREDIT RATING                                 ANNUALIZED        RENT       ANNUALIZED       LEASE
          TENANT            (FITCH/MOODY'S /S&P)      NRSF      % OF NRSF  U/W BASE RENT      (PSF)      U/W BASE RENT  EXPIRATION
          ------            --------------------      ----      ---------  -------------      -----      -------------  ----------
 Limited                        NR/Baa1/BBB+          33,675       2.1%       $909,225       $27.00          3.0%        3/31/2006
 Express                        NR/Baa1/BBB+          57,899       3.6         833,128        14.39          2.7         1/31/2007
 Eddie Bauer                         NR               41,503       2.6         813,874        19.61          2.7         1/31/2012
 Mario Tricoci                       NR               16,271       1.0         650,840        40.00          2.1         1/31/2013
 Crate & Barrel                      NR               36,334       2.3         650,000        17.89          2.1         7/31/2010
 Talbot's                            NR               12,786       0.8         549,798        43.00          1.8         1/31/2010
 Banana Republic(1)             BB-/Ba3/BB+           12,046       0.8         542,070        45.00          1.8         8/31/2005
 Mark Shale                          NR               24,201       1.5         500,000        20.66          1.6         1/31/2007
 Pottery Barn                        NR               18,011       1.1         491,923        27.31          1.6         1/31/2010
 Bebe                                NR                8,065       0.5         443,575        55.00          1.4         2/28/2010
                                                     -------      ----      ----------                      ----
 TOTAL/WTD. AVG.                                     260,791      16.2%     $6,384,433       $24.48         20.9%
                                                     =======      =====     ==========                      =====
------------------------------------

(1)  Banana Republic is a subsidiary of Gap Inc.

         Lease Expiration. The following table shows the lease expiration schedule for the Oakbrook Center Property:


                          LEASE EXPIRATION SCHEDULE(1)

                                                                                              ANNUALIZED
                                                CUMULATIVE                    % OF TOTAL       U/W BASE
    YEAR ENDING       EXPIRING       % OF        OF TOTAL     ANNUALIZED    ANNUALIZED U/W       RENT
   DECEMBER 31,         NRSF      TOTAL NRSF       NRSF      U/W BASE RENT     BASE RENT       (PSF)(2)
   ------------         ----      ----------       ----      -------------     ---------       --------
Vacant                104,675         6.5%           6.5%    $         0         0.0%          $  0.00
2003                  103,581         6.4           13.0       2,737,648         8.9             26.43
2004                   85,010         5.3           18.3       2,557,281         8.4             30.08
2005                   97,386         6.1           24.3       2,327,362         7.6             23.90
2006                  102,081         6.4           30.7       3,334,733        10.9             32.67
2007                  130,225         8.1           38.8       2,573,830         8.4             19.76
2008                  144,827         9.0           47.8       1,824,125         6.0             12.60
2009                   79,392         4.9           52.7       2,939,563         9.6             37.03
2010                  130,183         8.1           60.9       4,574,665        14.9             35.14
2011                   46,433         2.9           63.7       1,929,835         6.3             41.56
2012                  121,768         7.6           71.3       4,018,111        13.1             33.00
2013 & Thereafter     460,470        28.7          100.0%      1,788,895         5.8              3.88
                     ---------      -----                    -----------       -----
TOTAL WTD. AVG       1,606,031      100.0%                   $30,606,049       100.0%           $20.39(2)
                     =========      ======                   ===========       ======

------------------------------------
(1) Excludes ground lease parcels to Neiman Marcus (112,099 SF, 1/17), Nordstrom (220,036 SF, 4/21) and Bloomingdale's Home & Furniture Store (91,634 SF, 1/17). Includes Loews Cineplex (17,700 SF, 6/05) as well as office and theater space.

(2)  Annualized Base Rent PSF excludes vacant space.


     Reserves. Springing reserves for taxes, insurance and tenant improvements and leasing commissions ("TI/LC") are required monthly upon the occurrence of an event of default under the Oakbrook Center Loan or if the debt service at the end of any calendar quarter is less than or equal to 1.25x.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance with coverage for terrorism and acts of terrorism; provided, however, that the borrower is not required to maintain more than $100,000,000 of terrorism coverage or pay annual premiums for such coverage in excess of $425,000.

     Lockbox; Sweep of Excess Cash Flow. At origination the borrower was required to establish a lockbox into which the borrower is required to deposit, or cause to be deposited, all rents and other revenue from the Oakbrook Center Property. Funds will be distributed daily to the borrower, provided, however, that (1) upon the occurrence of an event of default under the Oakbrook Center Loan or (2) if the debt service coverage ratio at the end of any calendar quarter is



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


less than or equal to 1.25x, all amounts on deposit in the lockbox account will be used to pay any required reserves and other amounts due under the Oakbrook Center Loan prior to being remitted to the borrower.

     Mezzanine Loan.  None permitted.

     Additional Debt. None permitted, except for unsecured trade payables and operational debt incurred in the financing of equipment and other personal property, provided in either case that the debt is not more than 60 days past due, incurred in the ordinary course of business and does not exceed $7,500,000 in the aggregate at any one time.

     Release of Parcels. At any time that the borrower may fully defease the Oakbrook Center Loan, the borrower may also obtain a partial release of the Oakbrook Center Property in connection with a partial defeasance. The releaseable parcel is improved with two office buildings. It borders Spring Road and is designated a portion of "lot 15." To effect a partial defeasance, the borrower must sever the promissory notes into undefeased notes and a defeased note. The defeased note will have a balance of 125% of $10,000,000 (as reduced by the application of casualty or condemnation proceeds), and will be backed US Treasury defeasance collateral. The borrower must satisfy various other conditions in connection with the partial defeasance, including the delivery of legal opinions, title endorsements and revised surveys.

     The borrower may also obtain a partial release of the Oakbrook Center Property with respect to areas that are not revenue producing and that are designated by the borrower for expansion. The borrower must satisfy various conditions in connection with the partial release, including the delivery of legal opinions, title endorsements and revised surveys, as well as certifications that the partial release will not adversely affect the ability to operate and maintain the remainder of the Oakbrook Center Property and that there will be no adverse effect on the debt service coverage ratio for the remaining Oakbrook Center Property, and a rating agency confirmation of no downgrade, qualification or withdrawal of the rating applicable to the REMIC certificates in connection with the partial release.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                               3535 MARKET STREET

----------------------------------------------------------------
                       LOAN INFORMATION
----------------------------------------------------------------
                                ORIGINAL           CUT-OFF DATE

BALANCE:                    $59,000,000             $58,767,308

% OF POOL BY UPB:           5.59%

ORIGINATION DATE:           December 23, 2002

ORIGINATOR:                 GMACCM

COUPON:                     6.090%

INTEREST ACCRUAL:           Actual/360

TERM:                       120 months

AMORTIZATION:               Monthly amortization on a 30-year
                            amortization schedule

OWNERSHIP INTEREST:         Fee Simple

PAYMENT DATE:               1st of the month

MATURITY DATE:              January 1,2013

SPONSOR:                    UrbanAmerica, L.P.

BORROWER:                   Townsend Gateway Limited
                            Partnership, a special purpose,
                            bankruptcy remote entity.

CALL PROTECTION/LOCKOUT:    Defeasance permitted 2 years from
                            the date of securitization with
                            U.S. government securities.  Not
                            prepayable until 3 months prior to
                            maturity.

CUT-OFF DATE LOAN PSF:      $135

UP-FRONT RESERVES:          Insurance:  $49,217

                            TI/LC:  $918,000

                            Immediate Repairs:  $25,000(1)

ONGOING / SPRINGING         Reserves for taxes, insurance,
RESERVES:                   replacement costs(1) and TI/LC(2)

CASH MANAGEMENT:            Soft Lockbox

ADDITIONAL SECURED/         None permitted
MEZZANINE DEBT:
----------------------------------------------------------------


----------------------------------------------------------------
                     PROPERTY INFORMATION
----------------------------------------------------------------

SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Office

PROPERTY LOCATION:      Philadelphia, Pennsylvania

OCCUPANCY:              89%

OCCUPANCY AS OF DATE:   January 1, 2003

YEAR BUILT:             1972

YEARS RENOVATED:        1999-2000

COLLATERAL:             The collateral consists of a 435,683
                        SF, 18-story office building located on 0.88 acres.
                        Tenants include the University of Pennsylvania, Children's Hospital of Philadelphia and PNC Bank.

PROPERTY MANAGEMENT:    Research Park, Inc.

APPRAISED VALUE:        $79,000,000

APPRAISED VALUE DATE:   November 26, 2002

CUT-OFF DATE LTV:       74.39%

BALLOON LTV:            63.50%

U/W NOI:                $6,767,064

U/W NCF:                $6,018,206

CURRENT ANNUAL DEBT     $4,285,871
SERVICE:

U/W NOI DSCR:           1.58x

U/W NCF DSCR:           1.40x

----------------------------------------------------------------


(1)  See "Reserves" below.

(2) See "TI/LC Reserve for Master Lease" and "Additional TI/LC Reserves" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



     The Loan. The second largest loan (the "3535 Market Street Loan"), representing approximately 5.59% of the initial pool balance, with a cut-off date principal balance of $58,767,308, is a 10-year balloon loan that has a maturity date of January 1, 2013, and provides for monthly payments of principal and interest. The 3535 Market Street Loan is secured by, among other things, a first priority mortgage, assignment of leases and rents, fixture filing and security agreement encumbering the borrower's fee ownership interest in the 3535 Market Street Property.

     The Borrower. The borrower under the 3535 Market Street Loan, Townsend Gateway Limited Partnership, is a Maryland limited partnership that is a special purpose, bankruptcy remote entity sponsored by UrbanAmerica, L.P.

     The Property. The property securing the 3535 Market Street Loan (the "3535 Market Street Property") consists of an 18-story office building totaling 435,683 NRSF located on 0.88 acres in the University City district of Philadelphia. Tenants include the University of Pennsylvania, Children's Hospital of Philadelphia ("CHOP") and PNC Bank.

     Major Tenant Summary. The following table shows certain information regarding the six largest tenants, based on annualized underwritten base rent, of the 3535 Market Street Property:


                 SIX LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                                         % OF TOTAL
                                                                                            ANNUALIZED   ANNUALIZED
                               CREDIT RATING                    % OF TOTAL   ANNUALIZED      U/W BASE     U/W BASE       LEASE
           TENANT            (FITCH/MOODY'S/S&P) TENANT NRSF       NRSF     U/W BASE RENT   RENT (PSF)      RENT       EXPIRATION
           ------            -------------------------------       ----     -------------   ----------      ----       ----------
 CHOP(1)                         NR/Aa2/AA         226,089      51.89%       $5,313,092       $23.50         57.16%     5/31/2012
 University of Pennsylvania       NR/A1/AA          66,601      15.29         1,435,918        21.56         15.45      1/31/2010
 University of Pennsylvania       NR/A1/AA          65,463      15.03         1,228,741        18.77         13.22      1/31/2010
 University of Pennsylvania       NR/A1/AA           8,762       2.01           157,716        18.00          1.70      6/30/2007
 University of Pennsylvania       NR/A1/AA           3,838       0.88            71,003        18.50          0.76      4/30/2004
                                                   -------      -----        ----------                      -----
      TOTAL/WTD. AVG.                              144,664      33.20%       $2,893,378       $20.00         31.13%
 The Scientist, Inc.                 NR              9,900       2.27           163,350        16.50          1.76      10/31/2007
 PNC Bank                         A/A1/A-            3,444       0.79           120,540        35.00          1.30      7/31/2014
 Nature's Table                      NR              3,982       0.91            61,074        15.34          0.66      10/31/2012
 Commoco                             NR                325       0.07             2,400         7.38          0.03    Month to month
                                                   -------      -----        -----------                     -----
 TOTAL WTD. AVG.                                   388,404      89.15%       $8,553,834       $22.02         92.03%
                                                   =======      =====        ==========                      =====

------------------------------------

(1)  See "TI/LC Reserve for Master Lease; CHOP Lease" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


         Lease Expiration. The following table shows the lease expiration schedule for the 3535 Market Street Property:

                            LEASE EXPIRATION SCHEDULE

             YEAR ENDING                                                 % OF              ANNUALIZED       APPROXIMATE % OF TOTAL
             DECEMBER 31,     NUMBER OF LEASES    EXPIRING (SF)        TOTAL SF          U/W BASE RENT           U/W BASE RENT
             ------------     ----------------    -------------        --------          -------------           -------------
          2003                       0                     -             0.00%             $        -                0.00%
          2004                       1                 3,838             0.88                  71,003                0.76
          2005                       0                     -             0.00                       -                0.00
          2006                       0                     -             0.00                       -                0.00
          2007                       2                18,662             4.28                 321,066                3.45
          2008                       0                     -             0.00                       -                0.00
          2009                       0                     -             0.00                       -                0.00
          2010                       2               132,064            30.31               2,664,659               28.67
          2011                       0                     -             0.00                       -                0.00
          2012                       2               230,071            52.81               5,374,166               57.82
          2013                       0                     -             0.00                       -                0.00
          2014 & Thereafter          1                 3,444             0.79                 120,540                1.30
          Month to Month             1                   325             0.07                   2,400                0.03
          Vacant                     5                47,279            10.85                 741,216(2)             7.97(2)
                                    --               -------           ------              ----------              ------
          TOTAL/WTD. AVG.           14               435,683           100.00%             $9,295,049              100.00%
                                    ==               =======           ======              ==========              ======

------------------------------------

(2) Vacant space includes 30,679 SF of vacant space under the master lease with the seller, DWT, described below. If DWT or the borrower provides an acceptable tenant for any vacant space under the master lease, such space is released from the master lease. Rent and other income received by the borrower from DWT under the master lease was not included in the calculation of U/W base rent.

     Reserves. At origination, the borrower was required to make an initial deposit of $74,717 for initial insurance and immediate repair costs. The borrower is additionally required to make monthly deposits in the amount of $93,750 to cover ongoing tax, insurance and replacement costs.

     TI/LC Reserve for Master Lease; CHOP Lease. At origination, the borrower further deposited $918,000 into a TI/LC reserve to cover TI/LC costs for certain vacant space pursuant to a master lease agreement between the borrower and DWT Gateway Exchange, L.P. ("DWT"), from whom the borrower acquired the 3535 Market Street Property. Under the terms of a master lease expiring on December 23, 2007, DWT provides the borrower with up to $533,385 in base rent plus a pro-rata share of the expenses allocable to the approximately 30,679 SF of vacant space subject to the master lease until such time as DWT provides acceptable tenants for such vacant space. Rent and other income received by the borrower from DWT under the master lease was not included in calculations of underwritten base rent.

     At origination, the borrower further deposited into the TI/LC reserve $507,646 pending delivery of an estoppel from the Children's Hospital of Philadelphia ("CHOP") tenant evidencing, among other things, the completion of certain noise abatement work in connection with the subject premises by June 1, 2003. The lease with CHOP expires on May 31, 2012, and CHOP additionally has the option to terminate its lease with respect to all or part of the applicable space on May 31 of any year beginning in 2008 upon (i) 12 months notice and (ii) payment of a termination fee equal to (a) 18 months of base rent allocable to any space vacated pursuant to the termination, if CHOP exercises a termination option on May 31, 2008, or (b) 12 months of base rent allocable to any amount of space vacated in excess of three floors of the building pursuant to the termination. Notwithstanding the receipt of any termination fees from CHOP, which fees have been assigned to lender, the borrower is required to make additional monthly deposits into the TI/LC reserve beginning January 1, 2007 as described below to cover, among other things, TI/LC costs associated with the reletting of any vacated space pursuant to a termination by CHOP.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Additional TI/LC Reserves. The borrower is additionally required to make monthly deposits into the TI/LC reserve in the amounts set forth in the following table:


                      PERIOD                   MONTHLY TI/LC DEPOSIT
                      ------                   ---------------------
             Prior to January 1, 2007                 $83,333
           January 1, 2007-May 31, 2008               $105,882
             June 1, 2008-May 31, 2009                $112,500
                After May 31, 2009                    $83,333

Notwithstanding the information set forth in the table above, (a) the borrower is not required to make monthly TI/LC reserve payments due prior to January 1, 2007 so long as the occupancy rate for the 3535 Market Street Property is at no time less than 85% (the "Occupancy Threshold"); (b) the borrower may defer payment of monthly TI/LC reserve payments due between January 1, 2007 and September 1, 2007 so long as (i) the 3535 Market Street Property continues to meet the Occupancy Threshold and (ii) the master servicer determines in December 2006 that actual cash flow after debt service projected for the 3535 Market Street Property for the nine-month period beginning September 1, 2007 will be not less than $2,250,000; (c) if any monthly TI/LC reserve payments are deferred, the borrower is required to deposit on May 31, 2008 the difference between $1,800,000 and the total amount which borrower has deposited into such TI/LC reserve account between January 1, 2007 and May 31, 2008.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance, which includes coverage for terrorism and acts of terrorism to the extent available at a commercially reasonable cost.

     Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a cash management account controlled by the borrower and to direct all tenants to make payments directly to such cash management account. Upon the earliest to occur of (a) an event of default under the 3535 Market Street Loan, (b) notice from CHOP of its intent to surrender one or more floors of its leased space, or (c) a determination by the master servicer on January 2, 2007 that actual cash flow after debt service projected for the 3535 Market Street Property for the twelve-month period beginning May 31, 2007 will be less than $3,000,000, control of the account will revert to the master servicer, and the cash management account will be swept daily to a lockbox account controlled by the master servicer. In any event, control of the account will revert to the master servicer on June 1, 2008, and the cash management account will be swept daily and applied as set forth above until May 1, 2010. If CHOP fails to renew its lease by June 1, 2011, then the cash management account will be swept daily and applied as set forth above so as to maintain a balance in the TI/LC account of not less than $8,000,000.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except customary unsecured trade payables.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.



This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                             CHANDLER FASHION CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                 ORIGINAL            CUT-OFF DATE
                                 --------            ------------

BALANCE:                       $56,865,000(1)         $56,461,243

SHADOW RATING:                 Aa2/AAA (Moody's/S&P)

% OF POOL BY UPB:              5.37%

ORIGINATION DATE:              October 21, 2002

ORIGINATOR:                    GACC

COUPON:                        5.140%

INTEREST ACCRUAL:              30/360

TERM:                          120 months

AMORTIZATION:                  Monthly amortization on a 30-year
                               amortization schedule

OWNERSHIP INTEREST:            Fee Simple

PAYMENT DATE:                  1st of the month

MATURITY DATE:                 November 1, 2012

SPONSOR:                       The Macerich Company

BORROWER:                      TWC Chandler LLC, a special
                               purpose, bankruptcy remote entity

CALL PROTECTION/LOCKOUT:       Defeasance permitted 2 years from
                               the date of securitization with
                               U.S. Treasuries.  Not prepayable
                               until 6 months prior to maturity.

CUT-OFF DATE LOAN PSF:         $175(2)

UP-FRONT RESERVE:              Taxes: $490,906

ONGOING/SPRINGING RESERVES:    Reserves for taxes and insurance(3)

CASH MANAGEMENT:               Hard Lockbox

ADDITIONAL SECURED/            Existing Subordinate B note and
MEZZANINE DEBT:                pari passu A-2 note, with cut-off
                               balances of $72,061,506 and
                               $54,247,077 respectively, which
                               are not included in the trust.

                               No other secured or mezzanine debt is permitted.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE               Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:       Anchored Retail

PROPERTY LOCATION:   Chandler, Arizona

OCCUPANCY:           98%

OCCUPANCY AS OF      December 31, 2002
DATE:

YEAR BUILT:          2001

YEAR RENOVATED:      NAP

COLLATERAL:          The collateral consists of a two-level
                     enclosed regional mall which contains
                     1,295,919 SF (of which 630,942 SF are
                     included in the collateral) of in-line
                     and anchor space, which includes an
                     open air component anchored by
                     Dillard's, Robinson-May, Nordstrom and
                     Sears, none of which are included in
                     the collateral.

PROPERTY             Westcor Partners, LLC
MANAGEMENT:

APPRAISED VALUE:     $270,000,000

APPRAISAL VALUE      October 1, 2002
DATE:

CUT-OFF DATE LTV:    41.00%

BALLOON LTV:         33.73%

U/W NOI:             $21,979,596

U/W NCF:             $21,358,512

CURRENT ANNUAL       $7,297,590
DEBT SERVICE:

U/W NOI DSCR:        3.01x

U/W NCF DSCR:        2.93x

--------------------------------------------------------------------------------

(1) The subject $56,865,000 represents the A-1 note in a $184,000,000 loan. An A-2 note (with an original loan amount of $54,635,000) is pari passu with the A-1 note; a B note (with an original loan amount of $72,500,000) is subordinate to the A-1 note and the A-2 note. The A-2 note and the B note are not included in the trust. All LTV and DSCR numbers are based on the combined A-1 note and A-2 note.

(2) Loan balance based on combined A-1 note and A-2 note balance of $110,708,320 and collateral square footage of 630,942 SF.

(3)  See "Reserves" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The third largest loan (the "Chandler Fashion Center Loan"), representing approximately 5.37% of the initial pool balance, with a cut-off date principal balance of $56,461,243.17, is a 10-year balloon loan that has a maturity date of November 1, 2012, and provides for monthly payments of principal and interest. The Chandler Fashion Center Loan is secured by, among other things, a deed of trust, assignment of rents, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Chandler Fashion Center Property, but excluding certain personal property.

     The Borrower. The borrower under the Chandler Fashion Center Loan, TWC Chandler LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by The Macerich Company.

     The Property. The property securing the Chandler Fashion Center Loan (the "Chandler Fashion Center Property") is a two-level enclosed regional mall located in Chandler, Arizona, which contains approximately 1,295,919 NRSF, which includes an open air component anchored by Dillards, Robinson-May, Nordstrom and Sears, none of which are included in the collateral. The entire site comprises
101.2 acres, of which approximately 54.5 acres are included in the collateral, including the in-line space and open air component. The Chandler Fashion Center Property includes 6,155 parking spaces. Other national tenants in occupancy include Barnes & Noble, The Gap, Pottery Barn, Banana Republic, Eddie Bauer and Abercromie and Fitch.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants, based on annualized underwritten base rent, of the Chandler Fashion Center Property:


         TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                            ANNUALIZED   % OF TOTAL
                                       CREDIT RATING                           ANNUALIZED    U/W BASE    ANNUALIZED
                                      (FITCH/MOODY'S/                           U/W BASE       RENT       U/W BASE       LEASE
              TENANT                       S&P)            NRSF    % OF NRSF      RENT        (PSF)         RENT      EXPIRATION
              ------                       ----            ----    ---------      ----        -----         ----      ----------
  Harkins Theatres                          NR           85,625       13.6%    $1,198,750      $14.00         5.5%     12/31/2016
  The Gap                               BB-/Ba3/BB+      20,000        3.2       600,000        30.00         2.8      1/31/2007
  Barnes & Noble                         NR/Ba3/BB       28,441        4.5       459,607        16.16         2.1      1/31/2012
  Pottery Barn                              NR           12,447        2.0       385,857        31.00         1.8      1/31/2014
  Banana Republic(1)                    BB-/Ba3/BB+      10,123        1.6       323,936        32.00         1.5      1/31/2007
  The Cheesecake Factory                    NR           11,458        1.8       297,908        26.00         1.4      12/31/2016
  Casual Corner/Petite Sophisticate         NR            9,636        1.5       289,080        30.00         1.3      12/31/2011
  Eddie Bauer                               NR           10,001        1.6       260,026        26.00         1.2      1/31/2012
  Kona Grill                                NR            7,389        1.1       258,615        35.00         1.2      12/31/2016
  SRP                                       NR              200        0.0       250,000     1,250.00         1.1      9/30/2006
                                                        -------       ----    ----------                     ----
                                                        195,320       31.0%   $4,323,779       $22.14        19.8%
  TOTAL/WTD. AVG.                                       =======      =====    ==========                     =====

------------------------------------

(1)  Banana Republic is a subsidiary of Gap Inc.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



         Lease Expiration. The following table shows the lease expiration schedule for the Chandler Fashion Center Property:


                            LEASE EXPIRATION SCHEDULE

                                                       CUMULATIVE                    % OF TOTAL     ANNUALIZED
     YEAR ENDING                            % OF        OF TOTAL     ANNUALIZED    ANNUALIZED U/W    U/W BASE
     DECEMBER 31,        EXPIRING NRSF   TOTAL NRSF       NRSF      U/W BASE RENT    BASE RENT      RENT (PSF)
     ------------        -------------   ----------       ----      -------------    ---------      ----------
2003                          10,386          1.6%       10,386       $311,632          1.4%         $30.01
2004                           2,093          0.3        12,479        391,850          1.8          187.22
2005                               -          0.0        12,479              -          0.0               -
2006                           8,009          1.3        20,488        639,682          2.9           79.87
2007                          35,435          5.6        55,923      1,429,258          6.6           40.33
2008                           1,197          0.2        57,120         87,525          0.4           73.12
2009                          13,435          2.1        70,555        550,094          2.5           40.94
2010                           2,306          0.4        72,861        133,536          0.6           57.91
2011                         166,417         26.4       239,278      7,622,519         35.0           45.80
2012                         221,500         35.1       460,778      6,961,956         32.0           31.43
2013                           7,084          1.1       467,862        272,615          1.3           38.48
2014                          40,328          6.4       508,190      1,146,822          5.3           28.44
2015                               -          0.0       508,190              -          0.0               -
2016 & Thereafter            109,420         17.3       617,610      1,913,609          8.8           17.49
Vacant                        13,332          2.1       630,942                         1.5           24.68
                             -------        -----       -------     -----------       -----          ------
TOTAL/WTD. AVG.              630,942        100.0%      630,942     $21,790,129       100.0%         $34.54
                             =======        =====       =======     ===========       =====


     Reserves. At origination, $490,906 was funded into a tax reserve.

     TI Allowance Letter of Credit: As security for the borrower's obligation to pay certain tenant improvement allowances, the borrower delivered at origination a letter of credit (the "TI Allowance Letter of Credit") in the original face amount of $2,200,000. Provided no "event of default" under the Chandler Fashion Center Loan is continuing, the amount of the TI Allowance Letter of Credit is reduced at the request of the borrower by 1/2 of the amount that the borrower represented was owing to each tenant for which the borrower delivers an estoppel certificate confirming that (i) such tenant's lease is in full force and effect,
(ii) that such tenant has accepted the space demised thereunder and (iii) the tenant improvement allowance payable to such tenant has been paid. Upon the borrower's delivery of such estoppel certificates for all of the tenants to whom amounts were owing at origination, the TI Allowance Letter of Credit is required to be released to the borrower.

     Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox controlled by the borrower into which all rents and other revenue from the Chandler Fashion Center Property are deposited. Following the occurrence and during the continuance of an event of default under the Chandler Fashion Center Loan or if at any time the debt service coverage ratio for the Chandler Fashion Center Whole Loan is less than or equal to 1.30x until such time that the debt service coverage ratio for the Chandler Fashion Center Whole Loan is greater than 1.30x for six consecutive months (a "Lockbox Period"), all amounts on deposit in the lockbox account will be used to pay any required reserves and other amounts due under the Chandler Fashion Center Whole Loan prior to being released to the borrower.

     During a Lockbox Period, the borrower is required to make (i) a monthly deposit of $51,685 into a rollover reserve to be used for TI/LC obligations incurred with respect to the Chandler Fashion Center Property and (ii) a monthly deposit of $12,921 into the replacement reserve to be used for replacements and repairs required to be made to the Chandler Fashion Center Property.

     Insurance Requirements. The borrower is required to maintain insurance with coverage for terrorism and acts of terrorism (either as part of the borrower's "all risks" insurance policy or as a separate blanket policy) in an amount equal to the greater of (i) $100,000,000 and (ii) the maximum amount of terrorism coverage that may be maintained on the sponsors' portfolio (the entire portfolio consists of 79 properties as of 12/31/02) at a cost equal to $300,000, provided, that if the cost of $100,000,000 of terrorism coverage exceeds $450,000, the borrower is only required to purchase the greatest amount of terrorism coverage that can be obtained for $450,000.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Partial Release. The borrower has the one time right to obtain a partial release of a portion of the Chandler Fashion Center Property from the lien of the mortgage (the "Release Parcel") on and after two years after the startup date of the REMIC and prior to May 1, 2012 upon satisfaction of certain conditions, including the following: (i) the debt service coverage ratio for the Chandler Fashion Center Whole Loan, after taking into account any improvement which is proposed to be built on the Release Parcel and its effect on income and expenses at the Chandler Fashion Center Property, will not be less than the greater of 1.70x or 95% of the debt service coverage ratio for the Chandler Fashion Center Whole Loan as of the date immediately preceding such release;
(ii) the fair market value of the Release Parcel, as determined by an updated appraisal submitted by the borrower, will not exceed $15,000,000; and (iii) the borrower is required to deliver a confirmation that the partial release and the anticipated improvements to be placed on the Release Parcel will not result in a downgrade, withdrawal or qualification of the ratings on any of the offered certificates.

     Conversion of Mall Store Space. The borrower may decrease the in-line mall space at the Chandler Fashion Center Property to accommodate the addition of a new anchor tenant upon satisfaction of certain conditions, including the following: (i) the debt service coverage ratio for the Chandler Fashion Center Whole Loan, after taking into account any improvement that is proposed to be built on the portion of the Chandler Fashion Center Property to be converted to an anchor store and its effect on income and expenses at the Chandler Fashion Center Property, will not be less than the greater of 1.70x or 95% of the debt service coverage ratio for the Chandler Fashion Center Whole Loan as of the date immediately preceding such conversion; (ii) the borrower shall have executed a lease with a proposed anchor tenant for the space being converted, which anchor tenant is of the same general quality with similar drawing power as the anchors at the Chandler Fashion Center Property, as approved by the master servicer, and which lease with such anchor tenant is of equal or better economic benefit (excluding initial tenant inducements) to the borrower when compared to any leases being terminated in connection with such conversion; and (iii) the borrower is required to deliver a confirmation that the proposed conversion of the in-line mall space to an anchor store and the anticipated improvements to be placed on the Chandler Fashion Center Property will not result in a downgrade, withdrawal or qualification of the ratings on any of the offered certificates.

     A/B Structure. The Chandler Fashion Center Loan is part of a split loan structure consisting of the Chandler Fashion Center Loan, a pari passu loan designated as the A-2 loan (the "Chandler Fashion Center A-2 Note" and together with the Chandler Fashion Center Loan, the "Chandler Fashion Center A Notes"), and a subordinate loan designated as the B loan (the "Chandler Fashion Center B Note" and together with the Chandler Fashion Center A Notes, the "Chandler Fashion Center Whole Loan"), all of which are secured by the same mortgage instrument on the Chandler Fashion Center Property. The Chandler Fashion Center A-2 Note has a cut-off date principal balance of $54,247,077 and an interest rate of 5.140% per annum. The Chandler Fashion Center B Note has a cut-off date principal balance of $72,061,506 and an interest rate of 6.000% per annum. Only the Chandler Fashion Center Loan is included in the trust. The Chandler Fashion Center A-2 Note is pari passu in right of payment to the Chandler Fashion Center Loan, and the Chandler Fashion Center B Note is subordinate to the Chandler Fashion Center A Notes.

     Mezzanine Loan.  None permitted.

     Additional Debt. None permitted, except for trade payables, certain capital expenditures and debt incurred in the financing of equipment or other personal property used on the Chandler Fashion Center Property.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                                  ARC PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL              CUT-OFF DATE
                             --------              ------------

BALANCE:                     $47,524,420            $47,152,530

% OF POOL BY UPB:            4.49%

ORIGINATION DATE:            May 2, 2002

ORIGINATOR:                  MSMC

COUPON:                      7.350%

INTEREST ACCRUAL:            Actual/360

TERM:                        119 months

AMORTIZATION:                Monthly amortization based on a
                             30-year amortization schedule

OWNERSHIP INTEREST:          Fee Simple

PAYMENT DATE:                1st of the month

MATURITY DATE:               May 1, 2012

SPONSOR:                     Affordable Residential Communities

BORROWER:                    ARC Communities 3, LLC, a special
                             purpose, bankruptcy remote entity.

CALL PROTECTION/LOCKOUT:     Defeasance permitted 2 years from
                             the date of securitization with
                             U.S. Treasuries. Not prepayable at
                             any time prior to maturity.

CUT-OFF DATE LOAN PER        $13,675
UNIT:

UP-FRONT RESERVES:           Taxes:                $252,294

                             Insurance:            $62,870

                             Capital improvements: $153,101(1)

                             Replacements:         $85,525(1)


ONGOING/SPRINGING            Reserves for taxes, insurance,
RESERVES:                    replacement reserves and prepaid
                             rent(1)

CASH MANAGEMENT:             Hard Lockbox

ADDITIONAL SECURED/          Preferred Equity(2)
MEZZANINE DEBT:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE                       Portfolio
ASSET/PORTFOLIO:

PROPERTY TYPE:               Manufactured Housing

PROPERTY LOCATION:           Various

OCCUPANCY:                   91%

OCCUPANCY AS OF              December 31, 2002 and March 13, 2003
DATE:

YEARS BUILT:                 1956-1987

YEARS RENOVATED:             1998-2001

COLLATERAL:                  The collateral consists of 21
                             manufactured housing communities
                             consisting of 3,448 pads located in
                             nine states.

ROPERTY MANAGEMENT:          ARC Management Services, Inc., an
                             affiliate of the sponsor

APPRAISED VALUE:             $66,599,100 (aggregate)

APPRAISAL VALUE              January and February 2002
DATE:

CUT-OFF DATE LTV:            70.80%

BALLOON LTV:                 62.91%

U/W NOI:                     $5,432,274 (aggregate)

U/W NCF:                     $5,215,238 (aggregate)

CURRENT ANNUAL DEBT          $3,929,160
ERVICE:

U/W NOI DSCR:                1.38x

U/W NCF DSCR:               1.33x

--------------------------------------------------------------------------------

(1)  See "Reserves" below

(2)  See "Preferred Equity Interest" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The fourth largest loan (the "ARC Portfolio Loan"), representing approximately 4.49% of the initial pool balance, with a cut-off date principal balance of $47,152,530, is approximately a 10-year balloon loan that has a maturity date of May 1, 2012 and provides for monthly payments of principal and interest. The ARC Portfolio Loan is secured by, among other things, deeds of trust, mortgages, assignments of rents, security agreements and fixture filings encumbering the borrower's fee ownership interests in the 21 properties.

     The Borrower. The borrower under the ARC Portfolio Loan, ARC Communities 3 LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Affordable Residential Communities IV, LP. Affordable Residential Communities companies owns manufactured housing communities located predominately in the Southeast, South and Midwest.

     The Property. The properties securing the ARC Portfolio Loan ("ARC Portfolio Properties") consist of 3,448 pad sites located in 21 manufactured housing communities in nine states. The properties generally have amenities such as on-site leasing offices, clubhouses, swimming pools and playgrounds. Certain specific information about each property is listed below.


                                                                        TOTAL                  ORIGINAL     AGGREGATE
                                                             YEAR(S)    PAD       OCCUPANCY    ALLOCATED    APPRAISED
  LOAN GROUP       PROPERTY       LOCATION    PROPERTY TYPE    BUILT     SITES        %       LOAN AMOUNT     VALUE        U/W NCF
  ----------       --------       --------    -------------    -----     -----    ---------   -----------   ----------     -------
    Group 1      Green Spring   Raleigh, NC   Manufactured
                 Valley                       Housing         1973/75     323       96.3%      $7,276,524   $9,000,000     $756,686
    Group 1      Evergreen      Sioux City,   Manufactured
                 Village        IA            Housing         1968/70     520       78.9        4,738,116    8,350,000      487,220
    Group 2      Inspiration    Arvada, CO    Manufactured
                 Valley                       Housing            1956     143       92.3        4,547,768    6,000,000      472,198
    Group 2      Mobile         Denver, CO    Manufactured
                 Gardens                      Housing            1966     100       97.0        3,893,147    4,025,000      381,245
    Group 1      Colonial       Manhattan,    Manufactured
                 Gardens        KS            Housing            1974     342       91.2        3,773,006    5,240,000      449,152
    Group 2      Sheridan       Arvada, CO    Manufactured
                                              Housing            1966     111       91.9        3,446,835    4,700,000      366,524
    Group 1      Castle Acres   O'Fallon, IL  Manufactured
                                              Housing            1968     167       96.4        2,386,739    3,370,000      299,475
    Group 1      Westmoor       Oklahoma      Manufactured
                                City, OK      Housing            1970     284       77.5        2,304,996    3,000,000      229,676
    Group 1      Carriage       Orlando, FL   Manufactured
                 Court East                   Housing            1973     128       99.2        2,188,273    3,010,000      243,068
    Group 1      Carriage       Orlando, FL   Manufactured
                 Court Central                Housing            1971     118       99.2        2,129,418    2,750,000      227,351
    Group 2      El Lago I      Fort Worth,   Manufactured
                                TX            Housing            1972     123       92.7        1,889,721    2,870,000      246,326
    Group 2      Picture Ranch  Clifton, CO   Manufactured
                                              Housing            1976     114      100.0        1,670,154    2,540,000      179,795
    Group 1      Eastern Villa  Stillwater,   Manufactured
                                OK            Housing            1987     128       86.7        1,132,106    1,652,000      122,276
    Group 1      Riverchase     Manhattan,    Manufactured
                                KS            Housing            1960     159       94.3        1,105,020    2,130,000      166,257
    Group 1      Green Cove     Huntsville,   Manufactured
                                AL            Housing            1986     164       84.2        1,054,458    1,350,000      130,168
    Group 1      Countryside    Stillwater,   Manufactured
                                OK            Housing            1984     125       71.2        1,005,572    1,596,500      120,152
    Group 2      El Lago II     Fort Worth,   Manufactured
                                TX            Housing            1972      58       84.5          873,018    1,230,000       77,730
    Group 1      Oakridge       Stillwater,   Manufactured
                                OK            Housing            1987     107       81.3          851,795    1,260,000       98,571
    Group 1      El Caudillo    Wichita, KS   Manufactured
                                              Housing            1970      67       92.5          747,431    1,120,000       86,364
    Group 2      Cedar Creek    Huntsville,   Manufactured
                                AL            Housing            1986     132       72.7          387,738    1,000,000       70,933
    Group 1      Sycamore       Wichita, KS   Manufactured
                 Square                       Housing            1962      35       60.0          122,585      405,000        4,071
                                                                        -----                     -------  -----------   ----------
                                TOTAL/WTD. AVG.                         3,448                              $66,599,100   $5,215,238
                                                                        =====                              ===========   ==========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Reserves. At origination, the borrower deposited $153,101 into a capital improvement account for immediate repairs. The borrower is not required to make additional deposits unless the borrower fails to make certain planned capital improvements with respect to an ARC Portfolio Property out of the funds initially budgeted for such property. The monthly capital improvement deposit is equal to 1/12 of the product of (x) $50, multiplied by (y) the number of manufactured home sites located at such property provided, however, that the borrower is not required to make the monthly deposits with respect to a particular property if the balance held in the ordinary capital expenditures reserve with respect to such property is equal to or in excess of the product of
(x) $25, multiplied by (y) the number of manufactured home sites located at such property. The cap amount of $85,525 was deposited at closing. The borrower is required to deposit monthly 1/12 of annual real estate taxes and insurance premiums into an escrow account. The borrower is required to make deposits with lender in an amount equal to the amount of rent paid by tenants (not including security deposits) which is in excess of that due for the following calendar month (i.e., prepaid rents), allocated on a quarterly basis.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance including coverage for terrorism and acts of terrorism which can be purchased at a "commercially reasonable cost" meaning an amount, per annum, not to exceed $58,102, based on an equitable allocation of any blanket policy premium.

     Lockbox; Sweep of Excess Cash Flow. The borrower is required to deposit all rents relating to the ARC Portfolio Properties into a deposit account within six business days of the receipt of such rents. The deposit account is automatically swept by wire transfer on the first business day of each calendar week into the cash management account, which is under the control of the master servicer.

     Preferred Equity Interest. GMACCM holds a preferred equity interest in the ARC Real Estate Holdings, LLC, an affiliate of the borrower.

     GMACCM has the right to become the managing member of the borrower upon the occurrence of certain events, including the occurrence of an event of default under the ARC Portfolio Loan. The lender and GMACCM have entered into a mortgage lender/investor agreement ("Interinvestor Agreement") which provides GMACCM and its qualified transferee certain rights to cure defaults by the borrower under the ARC Portfolio Loan documents and the right to purchase the ARC Portfolio Loan in the limited instances where the ARC Portfolio Loan has been accelerated or foreclosure proceedings have commenced. The purchase price is equal to the full outstanding balance of the ARC Portfolio Loan including all late charges, default interest and yield or spread maintenance amounts.

     Additional Debt. None permitted, except for unsecured trade payables not more than 60 days past due incurred in the ordinary course of business and in an aggregate amount of not more than 4% of the outstanding principal balance, from time to time, of the ARC Portfolio Loan.

     Releases of Parcels. The borrower may fully defease the ARC Portfolio Loan with U.S. treasury securities from and after the date which is two years from the Closing Date (the "Release Date"). After the Release Date, the borrower may also obtain the release of individual ARC Portfolio Properties from the lien of the mortgages in connection with a partial defeasance of the Loan, provided that
(i) no event of default shall have occurred and be continuing under the loan documents, (ii) the borrower continues to satisfy each term, covenant and provision in its organizational documents and in the loan documents relating to its single-purpose nature, (iii) the borrower deposits defeasance collateral into a defeasance collateral account in an amount equivalent to 125% of the allocated loan amount of the property, (iv) the aggregate allocated loan amount of all released properties does not exceed 25% of the principal balance of the loan, and (v) the lender is satisfied that the debt service coverage ratio of the ARC Portfolio Properties after such release is no less than the debt service coverage ratio immediately prior to such release. The Borrower must satisfy various additional conditions in connection with the partial defeasance, including the delivery of legal opinions, title endorsements and revised surveys.

     In addition, borrower may obtain the release of non-revenue producing commercial frontage property at the property known as Mobile Gardens, provided that borrower must satisfy certain conditions in connection with such a release including the delivery of legal opinions, title endorsements and certificates from architects, engineers and the borrower.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                         RENAISSANCE AT COLUMBIA GATEWAY



 ---------------------------------------------------------------
                        LOAN INFORMATION
 ---------------------------------------------------------------
                             ORIGINAL              CUT-OFF DATE
                             --------              ------------

 BALANCE:                    $39,500,000            $39,500,000

 % OF POOL BY UPB:           3.76%

 ORIGINATION DATE:           April 30, 2003

 ORIGINATOR:                 GACC

 COUPON:                     5.930%

 INTEREST ACCRUAL:           Actual/360

 TERM:                       120 months

 AMORTIZATION:               Monthly amortization based on a
                             30-year amortization schedule

 OWNERSHIP INTEREST:         Fee Simple

 PAYMENT DATE:               1st of the month

 MATURITY DATE:              May 1, 2013

 SPONSOR:                    Preferred Real Estate Investments
                             Inc.

 BORROWER:                   Colgate Drive Associates, LP, a
                             special purpose, bankruptcy remote
                             entity.

 CALL PROTECTION/LOCKOUT:    Defeasance permitted 2 years from
                             the date of securitization with
                             U.S. Treasuries.  Not prepayable
                             until 3 months prior to maturity.

 CUT-OFF DATE LOAN PSF:      $63

 UP-FRONT RESERVES:          Taxes & Insurance:  $458,043

                             TI/LC:  $2,500,000

                             Repair & Remediation:  $190,000

 ONGOING / SPRINGING         Reserves for taxes, insurance,
 RESERVES:                   replacement reserves and TI/LC(1)

 CASH MANAGEMENT:            Hard Lockbox

 ADDITIONAL SECURED /        None permitted
 MEZZANINE DEBT:
 ---------------------------------------------------------------


 ---------------------------------------------------------------
                     PROPERTY INFORMATION
 ---------------------------------------------------------------

 SINGLE                      Single Asset
 ASSET/PORTFOLIO:

 PROPERTY TYPE:              Industrial

 PROPERTY LOCATION:          Columbia, Maryland

 OCCUPANCY:                  83%

 OCCUPANCY AS OF             March 3, 2003
 DATE:

 YEAR BUILT:                 1975

 YEAR RENOVATED:             1999

 COLLATERAL:                 The collateral consists of an office
                             and warehouse/distribution facility
                             consisting of one building with
                             approximately 624,905 NRSF of
                             warehouse and office space.  Tenants
                             include AT&T, Alpharma U.S.
                             Pharmaceuticals Division, Inc. and
                             Nationwide Insurance.

 PROPERTY MANAGEMENT:        Preferred Real Estate Investments Inc.

 APPRAISED VALUE:            $53,850,000

 APPRAISAL VALUE             March 14, 2003
 DATE:

 CUT-OFF DATE LTV:           68.71%

 BALLOON LTV:                62.10%

 U/W NOI:                    $4,199,485

 U/W NCF:                    $3,524,975

 CURRENT ANNUAL DEBT         $2,820,573
 SERVICE:

 U/W NOI DSCR(2):            1.59x

 U/W NCF DSCR(2):            1.33x

 --------------------------------------------------------------------

(1)  See "Reserves" below.

(2) U/W NOI DSCR and U/W NCF DSCR are calculated using an annual debt service based on a $37,000,000 loan balance, which is net of a $2,500,000 earnout.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The fifth largest loan (the "Renaissance at Columbia Loan"), representing approximately 3.76% of the initial pool balance, with a cut-off date principal balance of $39,500,000, is a 10-year balloon loan that has a maturity date of May 1, 2013 and provides for monthly payments of principal and interest. The Renaissance at Columbia Loan is secured by, among other things, a deed of trust, assignments of leases and rents, security agreement and fixture filings encumbering the borrower's fee ownership interest in the Renaissance at Columbia Property.

     The Borrower. The borrower under the Renaissance at Columbia Loan, Colgate Drive Associates, L.P., is a Delaware limited partnership that is a special purpose, bankruptcy remote entity sponsored by Preferred Real Estate Investments Inc.

     The Property. The property securing the Renaissance at Columbia Gateway Loan ("the Renaissance at Columbia Property") consists of an office and warehouse/distribution facility consisting of one building with approximately 624,905 NRSF of warehouse and office space. The Renaissance at Columbia Property is occupied by tenants including AT&T and Alpharma U.S. Pharmaceuticals Division, Inc.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants, based on annualized underwritten base rent, of the Renaissance at Columbia Gateway Property:


         TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                                           % OF TOTAL
                                                                                ANNUALIZED    ANNUALIZED   ANNUALIZED
                                      CREDIT RATING                              U/W BASE      U/W BASE     U/W BASE    LEASE
             TENANT                (FITCH/MOODY'S/S&P)     NSRF     % OF NSRF      RENT      RENT (PNSRF)     RENT      EXPIRATION
             ------                -------------------     ----     ---------      ----      ------------     ----      ----------
AT&T                                  BBB+/Baa2/BBB+       62,899     10.07%   $1,302,538       $20.71        16.91%    6/30/2005
Alpharma U.S. Pharmaceuticals           NR/B2/BB-         242,000     38.73     1,129,750         4.67        14.66     12/31/2009
Science Applications Intl. Corp.         NR/A3/A-          48,000      7.68     1,006,080        20.96        13.06     10/31/2004
Nationwide Insurance                     A/A2/A+           40,000      6.40       830,400        20.76        10.78     12/31/2009
CIGNA                                  A-/Baa1/BBB+        25,000      4.00       542,250        21.69         7.04     11/30/2004
State of Maryland                       NR/NR/AAA          38,738      6.20       503,207        12.99         6.53     11/5/2005
Health Management                           NR              7,892      1.26       170,467        21.60         2.21     11/30/2004
Xpedius                                     NR              7,000      1.12       134,750        19.25         1.75     6/30/2004
Omni TI                                     NR              3,430      0.55        53,165        15.50         0.69     7/31/2007
Smithsonian Institute Hirshhorn         NR/NR/AAA          10,375      1.66        46,688         4.50         0.61     4/30/2006
                                                          -------     -----    ----------                     -----
TOTAL/WTD. AVG.                                           485,334     77.67%   $5,719,295       $11.78        74.23%
                                                          =======     =====    ==========                     =====


     Lease Expiration. The following table shows the lease expiration schedule for the Renaissance at Columbia Property:


                            LEASE EXPIRATION SCHEDULE

                                                                                                     % OF TOTAL      ANNUALIZED
               YEAR ENDING                           % OF          CUMULATIVE       ANNUALIZED       ANNUALIZED    U/W BASE RENT
               DECEMBER 31,      EXPIRING NRSF    TOTAL NRSF     OF TOTAL NRSF    U/W BASE RENT    U/W BASE RENT       (PSF)
               ------------      -------------    ----------     -------------    -------------    -------------       -----
           2003                         8,973          1.4%            8,973           $42,197            0.5%         $4.70
           2004                        87,892         14.1            96,865         1,853,547           24.1          21.09
           2005                       101,637         16.3           198,502         1,805,745           23.4          17.77
           2006                        26,086          4.2           224,588           124,258            1.6           4.76
           2007                         3,430          0.5           228,018            53,165            0.7          15.50
           2008                             -          0.0           228,018                 -            0.0              -
           2009                       287,791         46.1           515,809         2,022,650           26.3           7.03
           2010                             -          0.0           515,809                 -            0.0              -
           2011                             -          0.0           515,809                 -            0.0              -
           2012                             -          0.0           515,809                 -            0.0              -
           2013                             -          0.0           515,809                 -            0.0              -
           2014                             -          0.0           515,809                 -            0.0              -
           2015                             -          0.0           515,809                 -            0.0              -
           2016 & Thereafter                -          0.0           515,809                 -            0.0              -
           Vacant                     109,096         17.5           624,905         1,802,997           23.4          16.53
                                      -------        -----           -------        ----------          -----
           TOTAL/WTD. AVG.            624,905        100.0%          624,905        $7,704,559          100.0%        $12.33
                                      =======        =====           =======        ==========          =====


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     Reserves. At origination, the borrower funded a TI/LC reserve in the amount of $2,500,000. Up to $2,000,000 of the TI/LC reserve may be released to the borrower to fund TI/LC costs with respect to approximately 87,346 SF of space that was vacant at origination. Any portion of such $2,000,000 remaining after those disbursements shall be released to the borrower upon (i) the Renaissance at Columbia Property achieving a stabilized occupancy rate of not less than 88% and (ii) the debt service coverage ratio equaling not less than 1.40x. The remaining $500,000 in the initial TI/LC reserve shall be released to the borrower upon (i) the Renaissance at Columbia Property achieving a stabilized occupancy rate of not less than 92% and (ii) the debt service coverage ratio equaling not less than 1.45x.

     At origination, the borrower funded a repair and remediation reserve in the amount of $190,000. The reserve will be used to fund deferred maintenance, repairs and/or remedial or corrective work, to bring the Renaissance at Columbia Property into compliance with all applicable laws and regulations, as outlined in the engineering report prepared in connection with the origination of the loan, which work the borrower agrees to complete within six months after origination.

     In addition, the borrower is required to deposit monthly 1/12 of annual real estate taxes and insurance premiums into an escrow account. The borrower is required to fund a rollover reserve in the amount of $45,794 per month for TI/LC costs. The borrower is required to fund a replacement cost reserve in the amount of $10,432 per month to be used for work that would normally be treated as a capital improvement under generally accepted accounting principles.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available.

     Lockbox; Sweep of Excess Cash Flow. A hard lockbox is in effect for the Renaissance at Columbia Loan. At all times other than during a cash sweep period, funds in the lockbox account are transferred to an account designated by the borrower. During a cash sweep period, the lender withdraws all funds from the lockbox account monthly to fund the tax and insurance reserve account, pay debt service, fund the replacement reserve account, fund the rollover reserve account, pay any amounts due under the loan documents, pay certain operating costs and approved extraordinary expenses and (provided there is no event of default) forwards the excess to the borrower. A cash sweep period commenced on the loan closing date and will end when the Renaissance at Columbia Property achieves a stabilized occupancy rate of 88% or greater and the debt service coverage ratio is equal or greater than 1.40x. A cash sweep period will also arise (i) at any time that the debt service coverage ratio is less than 1.20x,
(ii) during the period commencing 9 months prior to the expiration of the Alpharma U.S. Pharmaceuticals, Inc. lease and ending on the date that Alpharma U.S. Pharmaceuticals, Inc. renews its lease or such space is leased to another replacement tenant under terms that comply with the deed of trust and (iii) during the continuance of any loan event of default.

     Mezzanine Loan.  None permitted.

     Additional Debt. None permitted, except trade payables and accrued expenses incurred in the ordinary course of business, and unsecured and subordinated advances from affiliates, partners and members of the borrower.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                               TOWNE CENTER PLAZA


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                              ORIGINAL             CUT-OFF DATE
                              --------             ------------

 BALANCE:                     $37,000,000           $36,963,166

 % OF POOL BY UPB:            3.52%

 ORIGINATION DATE:            March 31, 2003

 ORIGINATOR:                  GACC

 COUPON:                      6.000%

 INTEREST ACCRUAL:            Actual/360

 TERM:                        120 months

 AMORTIZATION:                Monthly amortization on a
                              30-year amortization schedule

 OWNERSHIP INTEREST:          Fee Simple

 PAYMENT DATE:                1st of the month

 MATURITY DATE:               April 1, 2013

 BORROWER:                    El Paseo South Gate, LLC, a
                              special purpose, bankruptcy
                              remote entity.

 CALL PROTECTION/LOCKOUT:     Defeasance permitted 2 years
                              from the date of securitization
                              with U.S. Treasuries.  Not
                              prepayable until 3 months prior
                              to maturity.

 CUT-OFF DATE LOAN PSF:       $124

 UP-FRONT RESERVES:           Taxes:  $26,427

                              Insurance:  $61,270

                              TI/LC:  $725,690 (1)

                              Stabilization Reserve:
                              $2,000,000 (1)

 ONGOING / SPRINGING          Reserves for taxes, insurance,
 RESERVES:                    replacement reserves and TI/LC(1)

 CASH MANAGEMENT:             Hard Lockbox

 ADDITIONAL SECURED /         None permitted
 MEZZANINE DEBT:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:      Single Asset

 PROPERTY TYPE:               Anchored Retail

 PROPERTY LOCATION:           South Gate, California

 OCCUPANCY:                   100%

 OCCUPANCY AS OF DATE:        March 25, 2003

 YEAR BUILT:                  2001

 YEAR RENOVATED:              NAP

 COLLATERAL:                  The collateral consists of a
                              retail complex comprised of 2
                              two-story buildings, 9 one-story
                              buildings and a five level garage
                              building, with approximately
                              298,691 NRSF of space on a
                              21.73-acre parcel, including 2,250
                              spaces of garage and surface
                              parking.  The subject is anchored
                              by an Edwards Cinema and La
                              Curacao, a discount retailer.


PROPERTY MANAGEMENT:          Southland Company

 APPRAISED VALUE:             $52,300,000

 APPRAISAL VALUE DATE:        January 6, 2003

 CUT-OFF DATE LTV:            66.85%

 BALLOON LTV:                 60.01%

 U/W NOI:                     $4,468,002

 U/W NCF:                     $4,132,200

 CURRENT ANNUAL DEBT          $2,662,004
 SERVICE:

 U/W NOI DSCR(2):             1.77x

 U/W NCF DSCR(2):             1.64x

--------------------------------------------------------------------------------

(1)  See "Reserves" below.

(2) U/W NOI DSCR and U/W NCF DSCR are calculated using an annual debt service based on a $35,000,000 loan balance, which is net of a $2,000,000 earnout.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The sixth largest loan (the "Towne Center Plaza Loan"), representing approximately 3.52% of the initial pool balance, with a cut-off date principal balance of $36,963,166, is a 10-year balloon loan that has a maturity date of April 1, 2013 and provides for monthly payments of principal and interest. The Towne Center Plaza Loan is secured by, among other things, a deed of trust, assignment of leases and rents, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Towne Center Plaza Property.

     The Borrower. The borrower under the Towne Center Plaza Loan, El Paseo South Gate, LLC, is a California limited liability company that is a special purpose, bankruptcy remote entity sponsored by Benjamin Noble.

     The Property. The property securing the Towne Center Plaza Loan (the "Towne Center Plaza Property") consists of a retail complex comprised of 2 two-story buildings, 9 one-story buildings and a five level garage building, with approximately 298,691 NRSF of space on a 21.73-acre parcel, including 2,250 spaces of garage and surface parking. The Towne Center Plaza Property is anchored by an Edwards Cinema and La Curacao, a discount retailer.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants, based on annualized underwritten base rent of the Towne Center Plaza Property:


         TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT

                                                                                            ANNUALIZED    % OF TOTAL
                                                                              ANNUALIZED     U/W BASE     ANNUALIZED
                                CREDIT RATING                                  U/W BASE        RENT        U/W BASE      LEASE
          TENANT             (FITCH/MOODY'S/S&P)     NRSF        % OF NRSF       RENT          (PSF)         RENT      EXPIRATION
          ------             -------------------     ----        ---------       ----          -----         ----      ----------
Edwards Cinema(1)                 NR/B1/BB-        108,436         36.30%     $1,490,995      $13.75         29.71%     8/01/21
La Curacao                           NR            107,170         35.88       1,277,466       11.92         25.46      3/01/16
Max's Sports Bar & Grill             NR              4,295          1.44         167,505       39.00          3.34      10/01/08
Blossom (Clothing                    NR
Collection)                                          6,700          2.24         160,800       24.00          3.20      6/01/12
Power Station                        NR              7,051          2.36         155,404       22.04          3.10      1/31/12
Le Chef Restaurant                   NR              3,580          1.20         139,620       39.00          2.78      2/01/13
El Gallo Giro                        NR              6,280          2.10         139,416       22.20          2.78      3/01/12
Union Bank (Ground Lease)            NR              4,586          1.54         100,021       21.81          1.99      5/01/18
Denim Exchange                       NR              4,565          1.53          93,126       20.40          1.86      10/01/06
Foot Locker                          NR              2,680          0.90          80,400       30.00          1.60      1/31/05
                                                   -------         -----      ----------      ------         -----
TOTAL/WTD. AVG.                                    255,343         85.49%     $3,804,753      $14.90         75.82%
                                                   =======         =====      ==========                     =====

------------------------------------

(1) Edwards Cinema is a wholly owned subsidiary of Regal Cinemas, whose ratings are listed above.


     Lease Expiration. The following table shows the lease expiration schedule for the Towne Center Plaza Property:


                            LEASE EXPIRATION SCHEDULE

                                                                                        % OF TOTAL     ANNUALIZED
     YEAR ENDING                            % OF        CUMULATIVE     ANNUALIZED     ANNUALIZED U/W    U/W BASE
     DECEMBER 31,       EXPIRING NRSF    TOTAL NRSF    OF TOTAL NRSF  U/W BASE RENT     BASE RENT      RENT (PSF)
     ------------       -------------    ----------    -------------  -------------     ---------      ----------
2003                         3,330           1.1%           3,330        $59,940          1.2%             $18.00
2004                           995           0.3            4,325         20,895          0.4               21.00
2005                         4,910           1.6            9,235        159,833          3.2               32.55
2006                         5,828           2.0           15,063        131,016          2.6               22.48
2007                         2,666           0.9           17,729         69,451          1.4               26.05
2008                         4,295           1.4           22,024        167,505          3.3               39.00
2009                             -           0.0           22,024              -          0.0
2010                             -           0.0           22,024              -          0.0
2011                        18,600           6.2           40,624        537,258         10.7               28.88
2012                        27,330           9.1           67,954        660,369         13.2               24.16
2013                         7,235           2.4           75,189        229,260          4.6               31.69
2014                             -           0.0           75,189              -          0.0
2015                             -           0.0           75,189              -          0.0
2016 & Thereafter          222,192          74.4          297,381      2,946,482         58.7               13.26
Vacant                       1,310           0.4          298,691         36,000          0.7               27.48
                           -------         -----         -------      ----------        -----              ------
TOTAL/WTD. AVG.            298,691         100.0%        298,691      $5,018,009        100.0%             $16.80
                           =======         ======        ========     ==========        ======


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

     Reserves. The borrower must fund a replacement reserve in the amount of $4,979 per month, to be used for work that would normally be treated as a capital improvement under generally accepted accounting principles. The borrower is required to deposit monthly 1/12 of annual real estate taxes and insurance premiums into an escrow account.

     At origination, the borrower funded an initial rollover reserve in the amount of $725,690 for the purpose of TI/LC costs. The borrower must make additional monthly contributions in the amount of $22,961, up to a cap of $1,350,000, however, the cap will no longer apply if (i) the debt service coverage ratio falls below 1.42x, (ii) the occupancy rate at the mortgaged property is less than 90%, (iii) the annual gross sales for the Edwards Cinema tenant are less than an average of $475,000 per screen or (iv) the annual gross sales for the La Curacao tenant are less than $275 PSF.

     At origination, the borrower funded a stabilization reserve in the amount of $2,000,000. The borrower may substitute a letter of credit for the reserve. The stabilization reserve will be released to the borrower on or after the 24th payment date of the Town Center Plaza Loan if no event of default has occurred, the debt service coverage ratio is at least 1.42x, the occupancy rate at the mortgaged property is at least 90%, the annual gross sales for the Edwards Cinema tenant are at least an average of $475,000 per screen, the annual gross sales for the La Curacao tenant are at least $275 PSF and all obligations of Michael Keele to Forum Insurance have been satisfied in full.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available.

     Lockbox; Sweep of Excess Cash Flow. A hard lockbox is in effect for the Towne Center Plaza Loan. All funds are withdrawn from the lockbox account monthly to fund the tax and insurance reserve account, pay debt service, fund the replacement reserve account, fund the tenant improvement/leasing reserve account, pay any amounts due under the loan documents and (provided there is no trigger event) forwards the excess to the borrower. A trigger event occurs upon a loan event of default if the debt service coverage ratio falls below 1.10x or either of the Edwards Cinema tenant or La Curacao tenant ceases to operate. After a trigger event (unless cured), excess funds will not be released to the borrower, but will be used to fund property expenses and to serve as additional collateral for the loan.

     Mezzanine Loan.  None permitted.

     Additional Debt. None permitted, except for trade payables and debt incurred in the financing of equipment or other personal property used on the Towne Center Plaza Property.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                            NORWEST WOODS APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                             ORIGINAL             CUT-OFF DATE
                             --------             ------------

 BALANCE:                    $33,500,000           $33,358,286

 % OF POOL BY UPB:           3.17%

 ORIGINATION DATE:           December 30, 2002

 ORIGINATOR:                 Archon

 COUPON:                     5.720%

 INTEREST ACCRUAL:           Actual/360

 TERM:                       120 months

 AMORTIZATION:               Monthly amortization based on a
                             30-year amortization schedule

 OWNERSHIP INTEREST:         Fee Simple

 PAYMENT DATE:               1st of the month

 MATURITY DATE:              January 1, 2013

 BORROWER:                   Norwest Woods LLC, a special
                             purpose, bankruptcy remote entity.

 CALL PROTECTION/LOCKOUT:    Defeasance permitted 2 years from
                             the date of securitization with
                             U.S. Treasuries.  Not prepayable
                             until 3 months prior to maturity.

 CUT-OFF DATE LOAN PER       $103,597
 UNIT

 UP-FRONT RESERVES:          Taxes:                    $52,922

                             Insurance:                $50,126

                             Replacement Reserves:      $7,352

 ONGOING / SPRINGING         Reserves for taxes, insurance and
 RESERVES:                   replacement reserves (1)

 CASH MANAGEMENT:            None

 ADDITIONAL SECURED /        None permitted
 MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE                 Single Asset
ASSET/PORTFOLIO:

 PROPERTY TYPE:         Multifamily

 PROPERTY LOCATION:     Norwood, Massachusettes

 OCCUPANCY:             96%

 OCCUPANCY AS OF        December 20, 2002
DATE:

 YEARS BUILT:           1970-1984

 YEARS RENOVATED:       1999, 2002-2003

 COLLATERAL:            The collateral is a 322-unit
                       multifamily garden style apartment
                       complex built in phases between 1970
                       and 1984 located on a 29.27 acre
                       site.

 PROPERTY MANAGEMENT:   Chestnut Hill Realty Corp., an
                       affiliate of the sponsor

 APPRAISED VALUE:       $43,300,000

 APPRAISAL VALUE        November 21, 2002
DATE:

 CUT-OFF DATE LTV:      77.04%

 BALLOON LTV:           65.07%

 U/W NOI:               $3,453,918

 U/W NCF:               $3,365,690

 CURRENT ANNUAL DEBT    $2,338,307
SERVICE:

 U/W NOI DSCR:          1.48x

 U/W NCF DSCR:          1.44x
                       ---------------------------------------


(1)  See "Reserves" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The seventh largest loan ("The Norwest Woods Apartments Loan"), representing approximately 3.17% of the initial pool balance, with a cut-off date principal balance of $33,358,286, is a 10-year balloon loan that has a maturity date of January 1, 2013 and provides for monthly payments of principal and interest. The Norwest Woods Apartments Loan is secured by, among other things, a deed of trust, assignment of rents, security agreement and fixture filing encumbering the borrower's fee ownership interest in The Norwest Woods Apartments Property.

     The Borrower. The borrower under the Norwest Woods Apartments Loan, Norwest Woods L.L.C., is a Massachusetts limited liability company that is a special purpose, bankruptcy remote entity sponsored by Edward Zucker.

     The Property. The property securing the Norwest Woods Apartments Loan ("the Norwest Woods Apartments Property") consists of six clusters of principally two-story buildings with parking for 802 vehicles on a 29.27-acre site located in the city of Norwood, a southwestern suburb of Boston. The property offers multiple amenities including a clubhouse, a fitness center, laundry rooms, an outdoor swimming pool, two tennis courts, a basketball court, and a softball field. The unit mix consists of 14 one bedroom/one bath units, 188 two bedroom/two bath units and 120 3bedroom/3bath units

     Reserves. The required monthly replacements reserve of $7,352 increases each year by 2.50% over the previous year's required monthly replacements reserve commencing on January 1, 2004, and every January 1st thereafter for the term of the Norwest Woods Apartment Loan.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance that includes coverage for terrorism and acts of terrorism.

     Lockbox; Sweep of Excess Cash Flow:  None required.

     Mezzanine Loan.  None permitted.

     Additional Debt. None permitted except trade payables and debt incurred in the financing of equipment or other personal property used on the Norwest Woods Apartments Property.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



                             EMPIRIAN AT NORTH RIDGE


                        LOAN INFORMATION

                             ORIGINAL              CUT-OFF DATE

 BALANCE:                    $32,300,000            $32,186,812

 % OF POOL BY UPB:           3.06%

 ORIGINATION DATE:           January 23, 2003

 ORIGINATOR:                 GACC

 COUPON:                     5.415%

 INTEREST ACCRUAL:           Actual/360

 TERM:                       60 months

 AMORTIZATION:               Monthly amortization based on a
                             30-year amortization schedule

 OWNERSHIP INTEREST:         Fee Simple

 PAYMENT DATE:               1st of the month

 MATURITY DATE:              February 1, 2008

 BORROWER:                   Empirian Lakeview LLC, a special
                             purpose, bankruptcy remote entity.

 CALL PROTECTION/LOCKOUT:    Defeasance permitted 2 years from
                             the date of securitization with
                             U.S. Treasuries.  Not prepayable
                             until 3 months prior to maturity.

 CUT-OFF DATE LOAN PER       $52,939
 UNIT:

 UP-FRONT RESERVES:          Taxes:  $156,045

                             Insurance:  $51,097

                             Repair & Remediation Reserves:
                             $10,000(1)

 ONGOING / SPRINGING         Reserves for taxes, insurance and
 RESERVES:                   replacement reserves(1)

 CASH MANAGEMENT:            Soft Lockbox

 ADDITIONAL SECURED /        None permitted
 MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

 SINGLE                      Single Asset
 ASSET/PORTFOLIO:

 PROPERTY TYPE:              Multifamily

 PROPERTY LOCATION:          Atlanta, Georgia

 OCCUPANCY:                  93%

 OCCUPANCY AS OF             December 2, 2002
 DATE:

 YEAR BUILT:                 1981

 YEAR RENOVATED:             2002

 COLLATERAL:                 The collateral consists of a garden
                             style residential complex consisting
                             of 101 two-story buildings, 10
                             one-story buildings and a one-story
                             clubhouse/leasing building with 608
                             apartment units and parking for 1,199
                             vehicles on a 43.02 acre site.


 PROPERTY MANAGEMENT:        Love Properties, Inc.

 APPRAISED VALUE:            $42,925,000

 APPRAISAL VALUE             December 3, 2002
 DATE:

 CUT-OFF DATE LTV:           74.98%

 BALLOON LTV:                69.82%

 U/W NOI:                    $3,420,316

 U/W NCF:                    $3,268,316

 CURRENT ANNUAL DEBT         $2,180,124
 SERVICE:

 U/W NOI DSCR:               1.57x

 U/W NCF DSCR:               1.50x

--------------------------------------------------------------------------------
(1) See "Reserves" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The eighth largest loan (the "Empirian at North Ridge Loan"), representing approximately 3.06% of the initial pool balance, with a cut-off date principal balance of $32,186,812, is a 5-year balloon loan that has a maturity date of February 1, 2008 and provides for monthly payments of principal and interest. The Empirian at North Ridge Loan is secured by, among other things, a deed to secure debt and security agreement encumbering the borrower's fee ownership interest in the Empirian at North Ridge Property.

     The Borrower. The borrower under the Empirian at North Ridge Loan, Empirian Lakeview LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Ezra Beyman.

     The Property. The property securing the Empirian at North Ridge Loan (the "Empirian at North Ridge Property") consists of a garden style residential complex consisting of 101 two-story buildings, 10 one-story buildings and a one story clubhouse/leasing building with 608 apartment units and parking for 1,199 vehicles on a 43.02 acre site. Community amenities include a clubhouse with leasing office, 3 swimming pools, a fully equipped fitness center, five lighted tennis courts, rollerblade court, picnic area with grills, car wash area, laundry facilities, and a lake in the center of the property. The unit mix consists of 280 one bedroom/one bath units, 88 two bedroom/one bath units, 184 two bedroom/two bath units, 36 three bedroom/one-and-a-half bath units, and 20 three bedroom/two-and-a-half bath units.

     Reserves. At origination, the borrower funded a repair and remediation reserve in the amount of $10,000. The reserve will be used to fund deferred maintenance, repairs and/or remedial or corrective work, as outlined in the engineering report prepared in connection with the origination of the loan, which work the borrower agrees to complete within six months after the origination of the loan. The borrower must fund a replacement reserve in the amount of $12,667 per month, to be used for work that would normally be treated as a capital improvement under generally accepted accounting principles. The borrower is required to deposit monthly 1/12 of annual real estate taxes and insurance premiums into an escrow account.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercial available and required for similar properties in similar locales.

     Lockbox; Sweep of Excess Cash Flow. A soft lockbox is in place with respect to the Empirian at North Ridge Loan. Prior to a loan event of default, the borrower is required to deposit all rents and other funds into a lender account, but those funds will be swept to a borrower account daily. After an event of default, the borrower must instruct tenants to pay rents directly into the account, which thereafter will not be swept and released to the borrower, but instead will be applied monthly to fund the tax and insurance reserve account, pay debt service, fund the replacement reserve account and pay any amounts due under the loan documents.

     Mezzanine Loan.  None permitted.

     Additional Debt. None permitted, except trade payables and debt incurred in the financing of equipment or other personal property used on the Empirian at North Ridge Property.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                        FAIRWAY PRESERVE AT OLDE CYPRESS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                              ORIGINAL             CUT-OFF DATE
                              --------             ------------

 BALANCE:                    $29,300,000            $29,300,000

 % OF POOL BY UPB:           2.79%

 ORIGINATION DATE:           June 25, 2002

 ORIGINATOR:                 GMACCM

 COUPON:                     7.000%

 INTEREST ACCRUAL:           Actual/360

 TERM:                       120 months

 AMORTIZATION:               Monthly amortization based on a
                             30-year amortization schedule
                             (after 18 month interest-only
                             period)

 OWNERSHIP INTEREST:         Fee Simple

 PAYMENT DATE:               1st of the month

 MATURITY DATE:              July 1, 2012


 BORROWER:                   Fairway Preserve Apartments at
                             Olde Cypress, Ltd., a special
                             purpose, bankruptcy remote
                             entity.

 CALL PROTECTION/LOCKOUT:    Defeasance permitted 2 years from
                             the date of securitization with
                             U.S. government securities.  Not
                             prepayable until 3 months prior to
                             maturity.

 CUT-OFF DATE LOAN PER       $110,985
 UNIT:

 UP-FRONT RESERVES:          Taxes:  $234,000

                             Insurance:  $37,462(1)

 ONGOING / SPRINGING         Reserves for taxes and replacement
 RESERVES:                   reserves(1)

 CASH MANAGEMENT:            None

 ADDITIONAL SECURED/         None permitted
 MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Multifamily

PROPERTY LOCATION:      Naples, Florida

OCCUPANCY:              94%

OCCUPANCY AS OF DATE:   February 28, 2003

YEAR BUILT:             2001

YEAR RENOVATED:         NAP

COLLATERAL:             The collateral consists of 11
                        three-story apartment buildings with
                        264 units and a two-story clubhouse /
                        leasing office located on 16.45 acres.

PROPERTY MANAGEMENT:    SCM Properties, LLC

APPRAISED VALUE:        $38,300,000

APPRAISED VALUE DATE:   May 9, 2002

CUT-OFF DATE LTV:       76.50%

BALLOON LTV:            68.65%

U/W NOI:                $2,851,266

U/W NCF:                $2,798,466

CURRENT ANNUAL DEBT     $2,339,204
SERVICE:

U/W NOI DSCR:           1.22x

U/W NCF DSCR:           1.20x

--------------------------------------------------------------------------------

(1)  See "Reserves" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The ninth largest loan (the "Fairway Preserve at Olde Cypress Loan"), representing approximately 2.79% of the initial pool balance, with a cut-off date principal balance of $29,300,000, is a 10-year balloon loan that has a maturity date of July 1, 2012 and provides for monthly payments of interest only for the initial 18 months, followed by monthly payments of principal and interest. The Fairway Preserve at Olde Cypress Loan is secured by, among other things, a mortgage and security agreement encumbering the borrower's fee ownership interest in the Fairway Preserve at Olde Cypress Property.

     The Borrower. The borrower under Fairway Preserve at Olde Cypress Loan, Fairway Preserve Apartments at Olde Cypress, Ltd., is a Florida limited partnership that is a special purpose, bankruptcy remote entity sponsored by Frank P. Potestio, Jr., Edward S. Finkelstein, Raleigh J. Finkelstein, Morton M. Finkelstein and John S. Simoni.

     The Property. The property securing the Fairway Preserve at Olde Cypress Loan (the "Fairway Preserve at Olde Cypress Property") consists of a 264-unit apartment complex on 16.45 acres located in Naples, Florida and is comprised of 11 three-story garden-style apartment buildings, a two-story leasing office and clubhouse, and parking for 560 vehicles. The property's amenities include a clubhouse, a business center, a fitness center, a swimming pool, tanning salon, indoor racquetball court, outdoor sports court and running track, a playground, car care center, and a nine-hole putting green. The unit mix consists of 36 one bedroom/one bath units, 48 two bedroom/one bath units, 96 two bedroom/two bath units, and 84 three bedroom/two bath units.

     Reserves. At origination, the borrower was required to make an initial deposit of $271,462 for initial tax and insurance costs. The borrower is additionally required to make monthly deposits in the amount of $30,400 to cover ongoing tax and replacement costs. Monthly reserve payments for insurance are waived so long as the borrower complies with the insurance requirements described below.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance which, commencing in July 2003, includes coverage for terrorism and acts of terrorism to the extent available at a commercially reasonable cost.

     Lockbox; Sweep of Excess Cash Flow.  Not required.

     Mezzanine Loan.  None permitted.

     Additional Debt.  None permitted.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                             VILLAGE PARK APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                              ORIGINAL             CUT-OFF DATE
                              --------             ------------

 BALANCE:                    $25,125,000            $25,043,609

 % OF POOL BY UPB:           2.38%

 ORIGINATION DATE:           January 31, 2003

 ORIGINATOR:                 GMACCM

 COUPON:                     5.875%

 INTEREST ACCRUAL:           Actual/360

 TERM:                       120 months

 AMORTIZATION:               Monthly amortization based on a
                             30-year amortization schedule

 OWNERSHIP INTEREST:         Fee Simple

 PAYMENT DATE:               1st of the month

 MATURITY DATE:              February 1, 2013

 BORROWER:                   Eagles Landing of Troy, LLC, a
                             special purpose, bankruptcy remote
                             entity.

 CALL PROTECTION/LOCKOUT:    Defeasance permitted 2 years from
                             the date of securitization with
                             U.S. government securities.  Not
                             prepayable until 1 month prior to
                             maturity.

 CUT-OFF DATE LOAN PER       $46,036
 UNIT:

 UP-FRONT RESERVES:          Taxes:  $206,771

                             Insurance:  $39,747

                             Immediate Repairs:  $169,375(1)

 ONGOING / SPRINGING         Reserves for taxes, insurance and
 RESERVES:                   replacement reserves(1)

 CASH MANAGEMENT:            None

 ADDITIONAL SECURED/         Existing mezzanine debt held by
 MEZZANINE DEBT:             GMACCM(2).

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Multifamily

PROPERTY LOCATION:      Troy, Michigan

OCCUPANCY:              90%

OCCUPANCY AS OF DATE:   January 8, 2003

YEARS BUILT:            1970-1975

YEAR RENOVATED:         1990

COLLATERAL:             The collateral consists of a 544-unit
                        apartment complex comprised of 42 two-
                        and three-story apartment buildings,
                        located on 43.5 acres.

PROPERTY MANAGEMENT:    BDB Properties, LLC

APPRAISED VALUE:        $33,000,000

APPRAISED VALUE DATE:   August 22, 2002

CUT-OFF DATE LTV:       75.89%

BALLOON LTV:            64.32%

U/W NOI:                $2,466,253

U/W NCF:                $2,312,464

CURRENT ANNUAL DEBT     $1,783,486
SERVICE:

U/W NOI DSCR:           1.38x

U/W NCF DSCR:           1.30x

--------------------------------------------------------------------------------
(1)      See "Reserves" below.

(2)      See "Mezzanine Loan" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


     The Loan. The tenth largest loan (the "Village Park Apartments Loan"), representing approximately 2.38% of the initial pool balance, with a cut-off date principal balance of $25,043,609, is a 10-year balloon loan that has a maturity date of February 1, 2013 and provides for monthly payments of principal and interest. The Village Park Apartments Loan is secured by, among other things, a mortgage encumbering the borrower's fee ownership interest in the Village Park Apartments Property.

     The Borrower. The borrower under the Village Park Apartments Loan, Eagles Landing of Troy, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Bruce L. Becker and Brian Dibartolomeo.

     The Property. The property securing the Village Park Apartments Loan (the "Village Park Apartments Property") consists of a 544-unit apartment complex located on 43.5 acres in Troy, Michigan and is comprised of 42 two- and three-story apartment buildings. The property's amenities include a clubhouse, an inground outdoor swimming pool with whirlpool, a racquetball court, tennis courts, and parking for 1,293 vehicles. The unit mix consists of 238 one bedroom/one bath units and 306 two bedroom/one bath units.

     Reserves. At origination, the borrower was required to make an initial deposit of $415,893 for initial tax, insurance and immediate repairs costs. The borrower is additionally required to make monthly deposits in the amount of $85,331 to cover ongoing tax, insurance and replacement costs.

     Insurance Requirements; Environmental Insurance. The borrower is required to maintain comprehensive all risk insurance, which includes coverage for terrorism and acts of terrorism to the extent available at a commercially reasonable cost. At origination, the borrower also delivered a secured creditor environmental insurance policy in lieu of providing an environmental indemnity by the sponsor.

     Lockbox; Sweep of Excess Cash Flow.  Not required.

     Mezzanine Loan. A mezzanine loan in the approximate initial principal amount of $400,000 was made by GMACCM (the "Mezzanine Lender") to an affiliate (the "Mezzanine Borrower") of the borrower. The mezzanine loan is secured by a pledge of 100% of the equity of the Mezzanine Borrower in the borrower. The maturity date of the mezzanine loan is February 1, 2008. Interest accrues on the outstanding principal balance of the mezzanine loan at the greater of (a) a floating rate equal to 30-day LIBOR plus 5.00% and (b) 8.00%. The originator of the Village Park Apartments Loan entered into a subordination and intercreditor agreement with the Mezzanine Lender which, among other things, (i) prohibits payments under the mezzanine loan during an event of default under the Village Park Apartments Loan, (ii) generally prohibits the Mezzanine Lender from transferring the mezzanine loan other than to certain qualified transferees, and
(iii) prohibits exercising remedies against the Mezzanine Borrower without confirmation from each rating agency that such action will not result in a downgrade, withdrawal or qualification of the ratings on any of the offered certificates unless, among other things, the transferee of title to the equity is a qualified transferee.

     Additional Debt.  None permitted.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. are acting as lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

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